LOAN AND SECURITY AGREEMENT
                           ---------------------------

     THIS LOAN AND SECURITY AGREEMENT entered into this 1st day of April, 1999 by and between NEW BRUNSWICK SCIENTIFIC CO., INC. (the "Borrower"), a corporation of the State of New Jersey, having an office at 44 Talmadge Road, Edison, New Jersey 08818-4005 and FIRST UNION NATIONAL BANK (the "Bank"), a national Bank organized under the laws of the United States of America, having an office at 370 Scotch Road, West Trenton, New Jersey 08628.

                                    SECTION 1
                                    ---------
                                   DEFINITIONS
                                   -----------
     1.1     As  used  in  this  Agreement,  the  following terms shall have the meanings hereinafter provided (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
"Accounts":  Accounts  has  the  meaning  given  to  it in paragraph (ii) of the
 --------
definition  of  the  term  "Collateral"  provided  in  Subsection  1.1  hereof.
 ----
"Account  Debtor":  The  Person  obligated  under  any  Account.
 ---------------
"Actual/360  Computation":  The same meaning ascribed to said term in Subsection
 -----------------------
2.1(c)(iv)  hereof.
"Advances":  Extensions  of  credit  under  the Revolving Loan and the Equipment
 --------
Loan.
 --
"Affiliate":  Any  Person  or any other Person or any group acting in concert in
 ---------
respect of such Person that directly or indirectly, through one or more Persons, is in control of, is controlled by, or is under common control with such Person. "Agreement": The contents hereof and of any and all exhibits and schedules
 ---------
annexed  hereto,  all as may be from time to time amended, restated, substituted
 ---
for and/or extended and all other writings submitted by the Borrower to the Bank pursuant hereto.
      "Applicable  Margin":  Shall  mean  as  follows:
       ------------------

  WITH RESPECT TO EURODOLLAR LOANS  WITH RESPECT TO PRIME RATE LOANS
----------------------------------  --------------------------------
REVOLVING LOAN . . . . . . . . . .  An additional 100 basis points    a reduction of 1.25%.
----------------------------------  --------------------------------  ----------------------
INCREMENTAL TERM LOANS . . . . . .  An additional 125 basis points    a reduction of 1.25%.
                                    --------------------------------  ----------------------
EQUIPMENT LOAN . . . . . . . . . .  An additional 125 basis points    a reduction of 1.25%
----------------------------------  --------------------------------  ----------------------

"Assignment of Rents":  The Assignment of Leases and Rents, substantially in the
 -------------------
form  annexed  as Exhibit A, as may be amended, restated, substituted for and/or
                  ---------
extended  from  time  to  time.
 "Bank":  FIRST UNION NATIONAL BANK, a national bank organized under the laws of
  -----
the  United  States  of  America.
"Bank's  Rights  and  Remedies":  All  of  the  rights  and remedies of the Bank
 -----------------------------
described  in  Section  11.
 -----
"Borrower":  NEW  BRUNSWICK  SCIENTIFIC CO., INC., a corporation of the State of
 --------
New  Jersey.
"Borrower's  Rights  and  Remedies":  All of the rights or remedies described in
 ---------------------------------
Section  12.
 -
"Business  Day":  Any  day  except  Saturday or Sunday or other day on which the
 -------------
Banks  in  the  State  of New Jersey are authorized or required by law to close.
 --
"Closing  Date":  The  date  of  this  Agreement.
 -------------
"Collateral":  All  -
 ----------
(i) inventory of the Borrower, wheresoever located, whether now owned or hereafter acquired, including, without limitation, raw materials, work in process, finished goods and materials used or consumed in business and other goods held for sale or lease or furnished or to be furnished under contracts of service (the "Inventory");

(ii) accounts of the Borrower, whether now existing or hereafter arising, including, without limitation, all accounts receivable and contract rights and any rights to payment for goods sold or leased or for services rendered which are not evidenced by an instrument or chattel paper, whether or not such rights have been earned by performance, whether now owned or existing or hereafter arising or acquired (the "Accounts");

(iii) equipment of the Borrower, wheresoever located, whether now owned or hereafter acquired, including, without limitation, machinery, motor vehicles, trailers, tools, trade, sales and production equipment, furniture, furnishings, fixtures and all other goods in which the Borrower has rights which do not constitute inventory, whether now owned or existing or hereafter arising or acquired (the "Equipment");

(iv) instruments (including, without limitation, negotiable instruments and non-negotiable instruments), chattel paper, letters of credit, and documents of title (including, without limitation, bills of lading, dock warrants, dock receipts and warehouse receipts) (the "Instruments"), general intangibles (including, without limitation, income tax refunds, copyrights, licenses, rights, patents, patent rights, franchise rights, distributorship rights, trademarks, trademark rights, formulae, customer lists and goodwill but, excluding any Swap Agreement) (the "Intangibles"), all of the Borrower, whether now owned or existing or hereafter arising or acquired;

(v) investment property, whether now owned or existing or hereafter arising or acquired;

(vi) interests of the Borrower in Inventory, wheresoever located, whether now owned or existing or hereafter arising or acquired, as to which an Account, chattel paper, instrument or general intangible has arisen, whether now owned or existing or hereafter arising or acquired; and

(vii) as to all of the foregoing (i) through (vi) inclusive, cash proceeds, non-cash proceeds and products thereof, payments under insurance (whether or not the Bank is the loss payee thereof or additional insured), additions and accessions thereto, replacements and substitutions therefor, rent proceeds arising out of rental or lease agreements and all related books, records, journals, computer print-outs and data, of the Borrower.

(viii) all other collateral security described in Section 6, including the Premises.

Notwithstanding anything contained herein to the contrary, the definition of Collateral shall not include assets or properties owned by Subsidiaries of the Borrower.

"Controlled  Group":  As  such  term  is defined in the Internal Revenue Code of
 -----------------
1986,  as  amended  from  time  to  time.
 --
"Default":  An  event  or condition which with the passage of time or the giving
 -------
of  notice  or  both  would  constitute  an  Event  of  Default.
"Default  Rate":  The  lesser of (i) that rate of interest per annum equal to 3%
 -------------
above the otherwise applicable rate of interest; or (ii) the highest rate permitted by law.
"DGI":  DGI  BioTechnologies,  L.L.C.
 ---
"Dispute":  The  same  meaning ascribed to said term in Subsection 13.17 hereof.
 -------
"ERISA":  The  Employee  Retirement  Income  Security  Act  of 1974, as amended.
 -----
"Equipment":  As  such  term  is defined in paragraph (iii) of the definition of
 ---------
"Collateral"  in  this  Section  1.1.
 -
"Equipment  Line of Credit Note": The Equipment Line of Credit Note described in
 ------------------------------
Subsection 4(g) hereof, as may be amended, restated, substituted for and/or extended from time to time.
 "Equipment  Loan":  The  loan  described  in  Section  4  hereof.
  ---------------
"Equipment  Loan  Advances:  As  described  in  Subsection  4(a)  hereof.
 -------------------------
"Equipment  Loan  Advance  Limit:  As  described  in  Subsection  4(a)  hereof
 -------------------------------
"Equipment  Term  Notes": The Term Notes described in Subsection 4(g) hereof, as
 ----------------------
may be amended, restated, substituted for and/or extended from time to time. "Eurodollar Business Day": Any Business Day on which commercial Banks are open
 ------------------------
for international business including dealings in dollar deposits in London, England.

"Eurodollar  Loan":  Any  Advance  or  any outstanding portion of a Loan that is
 ----------------
based  on  the  Eurodollar  Rate.
 --
"Eurodollar  Period":  As  to each Eurodollar Loan, the period commencing on the
 ------------------
date specified by the Borrower and ending on a day that is (a) with respect to the Revolving Loan one (1), two (2), three (3) or six (6) months thereafter, as specified by the Borrower in any applicable Notice of Borrowing/Conversion, and
(b) with respect to the Equipment Loan and the Incremental Term Loans one (1) month thereafter, provided that:
                    --------
(i)  The  first day of any Eurodollar Period shall be a Eurodollar Business Day;

(ii) Any Eurodollar Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Eurodollar Period shall end on the next preceding Eurodollar Business Day; and

(iii) No Eurodollar Period shall extend beyond (a) the Termination Date, with respect to the Revolving Loan, (b) the next Conversion Date, with respect to that portion of the Equipment Loan to be converted to a term loan on said Conversion Date and (c) the maturity date with respect to an Incremental Term Loan and with respect to any portion of the Equipment Loan which has been converted to a term loan.
"Eurodollar  Rate":  A  rate  per  annum  for  the  relevant  Eurodollar  Period
 ----------------
determined pursuant to the following formula


                     [     LIBOR      ]*
         ER   =     [  -------------   ]
                     [ 1.00  -  EDRP  ]

         ER   =    Eurodollar  Rate
       LIBOR  =     London  Interbank  Offering  Rate
        EDRP  =     Eurodollar  Reserve  Percentage

(* the amount in brackets being rounded upwards, if necessary, to the next higher 1/16 of 1%).

     The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage as it applies to Eurocurrency liabilities, unless such change does not effect the cost to the Bank of maintaining the Eurodollar Loan during the Eurodollar Period. "Eurodollar Reserve Percentage": With respect to any Eurodollar Loan, the
 -------------------------------
percentage applicable to new time deposits representing the maximum aggregate incremental reserve, asset or special deposit requirements of the Bank (disregarding any offsetting amounts that may be available to the Bank to decrease such requirements to the extent that such offsetting amounts arose out of transactions other than those contemplated by this Agreement) under Regulation D and any other applicable loan laws with respect to new non-personal time deposits in an aggregate amount equal to the amount of the Eurodollar Loan and for a time period comparable to the number of days in the applicable Eurodollar Period. The determination by the Bank of any applicable Eurodollar Reserve Percentage shall be conclusive in the absence of manifest error.
     "Event  of  Default":  Any  one of the occurrences described in Section 10.
      ------------------

"Excess  Incremental  Term  Loans":  As  defined  in  Subsection  3.1(a).
 --------------------------------

"GAAP": Generally accepted accounting principles in effect on the date of this Agreement, applied on a consistent basis.

"Incremental  Term  Loan  Date":  As  defined  Subsection  3.1(c)(i).
 -----------------------------

"Incremental  Term  Loans":  The  loans  described  in  Subsection 3.1(a) hereof
 ------------------------

"Incremental Term Notes":  The Term Notes described in Subsection 3.1(g) hereof,
 ----------------------
as  may be amended, restated, substituted for and/or extended from time to time.

"Indemnified  Loss  or  Expense":  The  same  meaning  ascribed  to said term in
 ------------------------------
Subsection  5.1(d)  hereof.

"Instruments":  As  such  term is defined in paragraph (iv) of the definition of
 -----------
the  term  "Collateral"  in  this  Subsection  1.1.

"Intangibles":  As  such  term is defined in paragraph (iv) of the definition of
 -----------
the  term  "Collateral"  in  this  Subsection  1.1.

"Internal  Revenue  Code":  The  Internal  Revenue  Code  of  1986,  as amended.
 -----------------------

"Interest  Rate":  The  rate  of  interest  applicable  to  any  Loan or portion
 --------------
thereof, as more fully described in Subsections 2.1(c), 3.1(c) and 4.1(c) hereof.

"Inventory":  As  such term is defined in paragraph (i) of the definition of the
 ---------
term  "Collateral"  in  this  Subsection  1.1.

"Landlord's/Warehouseman's  Agreement":  Any  waiver  or subordination agreement
 ------------------------------------
from a landlord or a warehouseman, as the case may be, where the Borrower is located and/or maintains Collateral, in form and substance satisfactory to the Bank.

"Letters  of  Credit":  The  same  meaning  ascribed  to said term in Subsection
 -------------------
2.1(i)  hereof.

"LIBOR"  or  "London  Interbank  Offering Rate":  With respect to any Eurodollar
 ---------------------------------------------
Loan, the rate for U.S. dollar deposits of that many months maturity as reported on Telerate 3750 as of 11:00 a.m., London time on the second Eurodollar Business Day before the relevant Eurodollar Period begins (or if not so reported, the rate as determined by the Bank from another recognized source of interbank quotation). The Bank's determination of LIBOR shall be conclusive in the absence of manifest error.

"Lien":  Any  mortgage,  lien,  judicial  lien,  encumbrance, security interest,
 ----
charge, pledge, hypothecation, assignment, conditional sale or other title retention agreement, and the like, relating to any real or personal property interest of the Borrower, whether legal or equitable.

"Loan  Documents":  This Agreement, the Master Note, the Incremental Term Notes,
 ---------------
the Equipment Line of Credit Note, the Equipment Term Notes, the Power of Attorney, the Mortgage, the Assignment of Rents, each Landlord's/Warehousemen's Agreement, the UCC-1 Financing Statements, and any other document, instrument or writing executed and delivered pursuant hereto or thereto (excluding Swap Agreements), and all as amended, restated, substituted for and/or extended from time to time.

 "Loans":  Collectively,  the  Revolving  Loan,  the  Incremental  Term  Loans
  -----
(including,  the  Excess  Incremental  Term  Loans)  and  the  Equipment  Loan.

"Master Note":  The Master Note described in Subsection 2.1(g) hereof, as may be
 -----------
amended, restated, substituted for and/or extended from time to time. "Mortgage": The Mortgage executed by the Borrower, substantially in the form
 --------
annexed  as  Exhibit  B,  as  may  be  amended, restated, substituted for and/or
 -           ----------
extended  from  time  to  time.

"Notes":  The  Master  Note,  the  Incremental Term Notes, the Equipment Line of
 -----
Credit  Note  and  the  Equipment  Term  Notes.

"Notice  of  Borrowing/Conversion":  A notice, as described in Subsection 2.1(b)
 --------------------------------
with respect to the Revolving Loan, in Subsection 3.1(a) with respect to Incremental Term Loans and in Subsection 4.1(a) with respect to the Equipment Term Loan, signed by the Chief Financial Officer or President of the Borrower requesting an Advance and/or setting forth the information required pursuant to the applicable Loan .

"Obligations":  (i)  Any  and  all indebtedness, obligations, letters of credit,
 -----------
including, without limitation, liabilities and agreements of every kind and nature of the Borrower to or with the Bank, or to or with any affiliate of the Bank, which affiliate has issued or extended credit to the Borrower on behalf of or at the direction of the Bank, now existing or hereafter arising, pursuant to this Agreement, or otherwise, whether in the form of refinancing, loans, guarantees, the Bankers' acceptances, foreign exchange contracts, existing and future obligations under or in connection with Swap Agreements, and letters of credit, interest, charges, expenses, fees (including, without limitation attorneys' fees); or otherwise, direct or indirect, (including, without limitation, any participation or interest of the Bank in any obligation of the Borrower to others) acquired outright, conditionally or as collateral security from another, absolute or contingent, joint and/or several, liquidated or unliquidated, due or not due, contractual or tortious, secured or unsecured, arising by operation of law or otherwise, including, but without limiting generality of the foregoing, indebtedness, obligations or liabilities to the Bank by the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, together with any extensions, renewals or modifications thereof; (ii) all obligations of the Borrower for any future advances made by the Bank to the Borrower whether or not evidenced by a promissory note and all obligations under any renewals, extensions or changes in form of, or substitutions for, any of said indebtedness, obligations or liabilities; (iii) all sums and charges to be paid to the Bank pursuant to this Agreement; (iv) all interest and late charges on any of the foregoing; and (v) all obligations of the Borrower now or hereafter existing under this Agreement.
     "Obligors":  The  Borrower  and  any  and  all other Persons liable, either
      --------
absolutely or contingently in connection with this Agreement not named herein, including endorsers, sureties, guarantors and owners of any property securing any sums due in connection with this Agreement.

"PBGC":  The  Pension  Benefit  Guaranty  Corporation  or any successor thereto.
 ----

"Permitted  Liens":  (i) Liens with respect to equipment which is the subject of
 ----------------
capitalized leases or purchase money financing to the extent permitted by the terms of Subsection 9.23(a)(ii), (ii) those Liens described in Schedule 1.1
                                                                    ------------
annexed hereto, (iii) Liens with respect to assets which are the subject of an acquisition permitted by the terms hereof and securing indebtedness permit under Subsection 9.23(a)(iii) hereof.

"Person":  An individual, or partnership, limited liability company, corporation
 ------
(including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity or a governmental or any political subdivision or agency thereof.

"Plan":  Any  plan subject to the minimum funding requirements of Section 412 of
 ----
the  Internal  Revenue  Code.

 "Power  of  Attorney":  The  Power  of  Attorney  executed  by  the  Borrower,
  -------------------
substantially  in  the  form  annexed  hereto  as  Exhibit  C.
  -------                                          ----------

"Premises":  The real estate located at 44 Talmadge Road, Edison, New Jersey, as
 --------
more particularly described on Schedule A to the Mortgage, which description is incorporated herein by reference.

"Prime  Rate":  The  rate of interest announced by the Bank from time to time as
 -----------
its "Prime Rate" and which is one of several interest rates used by the Bank. The Prime Rate shall change each time the Bank's Prime Rate shall change, effective on and as of the date of said change. The Bank lends at rates both above and below the Bank's Prime Rate, and the Borrower acknowledges that the Bank's Prime Rate is not represented or intended to be the lowest or most favorable rate of interest offered by the Bank.

"Prime  Rate  Loan":  Any  Advance  or any outstanding portion of a Loan that is
 -----------------
based  on  the  Prime  Rate.

"Prime  Rate  Period":  As to each Prime Rate Loan, the period commencing on the
 -------------------
Business Day specified by the Borrower in any applicable Notice of Borrowing/Conversion or, as to any subsequent borrowing, on the applicable interest payment date and ending on the Business Day upon which the Borrower repays that Prime Rate Loan (if available), or converts the Prime Rate Loan to a Eurodollar Loan, provided no Prime Rate Period shall extend beyond the maturity of such loan.

"Reportable  Event":  As  such  term  is  defined  in  Title  IV  of  ERISA.
 -----------------

"Revolving  Loan":  The  loan  described  in  Section  2.
 ---------------

"Subordinated  Debt":  All  debt  incurred  at  any  time  by  the Borrower, the
 ------------------
repayment of which is subordinated to the Obligations pursuant to a subordination agreement, in form and substance satisfactory to the Bank.

"Subsidiary":  Any  corporation  or  entity  with  respect  to which more than a
 ----------
majority (by number of votes) of the common stock of which is owned or controlled directly or indirectly by the Borrower or one or more Subsidiaries of the Borrower or by the Borrower and one or more Subsidiaries of the Borrower.

"Swap  Agreement":  Any  swap agreement (as defined in 11 U.S.C.   101) with the
 ---------------
Bank  (or  with  any  of  its  affiliates)

"Term  Notes":  The  Equipment  Term  Notes  and  the  Incremental  Term  Notes.
 -----------

"Termination  Date":  May  31,  2002 or such other date as the Bank may agree in
 -----------------
writing to extend the Termination Date to, without there being any obligation on the part of the Bank to extend the Termination Date.

1.2     Accounting  Terms  and  Calculations.  Unless  otherwise  defined  or
        ------------------------------------
specified herein to the contrary, all accounting terms used herein shall be construed and all accounting determinations hereunder shall be made in accordance with GAAP.

1.3     Other Terms.  Terms such as "accounts", "accounts receivable", "contract
        -----------
rights", "letters of credit", "investment property", "advices", "confirmations", "equipment", "instruments", "chattel paper", "documents of title", "goods", "general intangibles", "account debtors", "proceeds", "products", and the like, shall, unless otherwise specifically defined herein, have the meanings applicable to them for the purposes of Article 9 (Secured Transactions) of the Uniform Commercial Code in force and effect in the State of New Jersey at the date of this Agreement.

                                    SECTION 2
                                    ---------
                                 REVOLVING LOAN
                                 --------------
     2.1 Subject to the terms and conditions of this Agreement, and provided that no event or condition constituting a Default or an Event of Default has occurred:

(a)  General  Terms.  The  Bank agrees to lend, re-lend, and make Advances under
     --------------
the Revolving Loan to the Borrower from time to time until the Termination Date, amounts which shall not exceed in the aggregate, at any one time outstanding, the sum of (i) FIVE MILLION AND 00/00 DOLLARS ($5,000,000) minus (ii) all outstanding Letters of Credit under Subsection 2.1(i) hereof .

(b)  Disbursements.  Extensions of credit shall be made to the Borrower pursuant
     -------------
to the Revolving Loan either (i) in the form of Advances to any general deposit account maintained by the Borrower with the Bank, or (ii) in the form of Letters of Credit pursuant to Subsection 2.1(i) hereof. The Borrower shall give the Bank irrevocable telephonic notice (confirmed in writing) of each proposed Advance or rate conversion not later than 11:00 a.m. local time at the office of the Bank first shown above (a) on the same Business Day as each proposed Advance or rate conversion to a Prime Rate Loan and (b) at least two (2) Eurodollar Business Days before each proposed Advance or rate conversion to a Eurodollar Loan. Each such notice (a "Notice of Borrowing/Conversion") shall specify (i) the date of such Advance or rate conversion, which shall be a Business Day, in the case of a Prime Rate Loan, and a Eurodollar Business Day, in the case of a Eurodollar Loan and, in the case of a conversion from a Eurodollar Loan, the last day of a Eurodollar Period, (ii) the amount of each Advance or the amount to be converted, (iii) the Interest Rate selected by the Borrower, and (iv) except for the Prime Rate Loans, the duration of the Eurodollar Period applicable thereto, which period must correspond to one of the Eurodollar Rate options. Notices received after 11:00 a.m. local time at the office of the Bank shall be deemed received on the next Business Day.

     (c)  Interest  Rate.
          --------------
     (i) At the election of the Borrower, the unpaid principal balance of each Advance shall bear interest from the date such Advance is made available to the Borrower at the Eurodollar Rate plus the Applicable Margin or the Prime Rate minus the Applicable Margin as selected by the Borrower in accordance herewith (each, an "Interest Rate"). The Borrower shall select the Interest Rate and for each Interest Rate, except the Prime Rate, the period of time such Interest Rate will continuously apply to the end of the applicable Eurodollar Period pursuant to the Notice of Borrowing/Conversion. There shall be no more than three (3) Eurodollar Loans outstanding with respect to the Revolving Loan at any time and the minimum amount of any Eurodollar Loan shall be at least $250,000.

(ii) When an Interest Rate based on the Prime Rate is selected for an Advance, it shall be adjusted daily as applicable to reflect the Bank's Prime Rate, and the Prime Rate shall continue to apply until another Interest Rate option for that Advance is selected pursuant to Subsection 2.1(b) hereof. When an Interest Rate based on a Eurodollar Rate is selected for an Advance, such rate shall be fixed for the Eurodollar Period and shall apply for that Advance for successive Eurodollar Periods at the then prevailing successive rate until another Interest Rate option for that Advance is selected pursuant to Subsection 2.1(b) hereof. Until the Borrower selects an initial Interest Rate as provided herein, the Advance shall bear interest at the Prime Rate plus the Applicable Margin.

(iii) In connection with each Eurodollar Loan, the Borrower, by giving notice at the times described in Subsection 2.1(b), shall select a Eurodollar Period to be applicable thereto, which Eurodollar Period shall be a period corresponding to one of the Eurodollar Period options. No Eurodollar Period selection is required for a Prime Rate Loan.

(iv) Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the

Actual/360 Computation produces an annualized effective rate exceeding that of the nominal rate.

(d)  Payments  of  Principal and Interest.  The unpaid principal balance of
     ------------------------------------
all Advances made under the Revolving Loan and all unpaid and accrued interest thereon shall be payable by the Borrower to the Bank on the Termination Date, in immediately available funds. Payment of interest on all outstanding Advances shall occur monthly, in arrears, in immediately available funds, on the first Business Day of each month beginning on the first Business Day in the month next succeeding the Closing Date. All payments received during normal banking hours after 2:00 p.m. local time at the office of the Bank first shown above shall be deemed received at the opening of the next Business Day. All payments of interest and principal, howsoever designated by the Borrower, shall be applied first on account of accrued interest and the remainder of such payments, if any, on account of the unpaid principal balance. However, and notwithstanding anything to the contrary contained herein, interest on Eurodollar Loans shall be payable on the last day of each Eurodollar Period and every third month for Eurodollar Periods longer than three months.

(e)  Manner  of Payment.  The Borrower hereby authorizes (but shall not require)
     ------------------
the Bank to debit any account maintained by the Borrower with the Bank, at any time, on any date on which payment of interest and/or principal is due under the Revolving Loan, in an amount equal to the amount of such payment.

(f)  Statement  of Account.  At least once each month, the Bank shall render and
     ---------------------
send to the Borrower a statement of account showing amounts loaned, all other charges, expenses and items chargeable to the Borrower, payments made by the Borrower against the unpaid principal balance on the Revolving Loan, other appropriate debits and credits and the balance of the unpaid principal amount as of the date of such statement of account for Advances made under the Revolving Loan. The statement of account shall be presumed to be correct in all respects, except for specific objections which the Borrower makes in writing within thirty
(30) days from the date upon which the statement of account is sent. In the event that the Borrower makes an objection, such objection shall contain evidence of the alleged error, which evidence shall be reviewed by the Bank.

(g)  Master  Note.  Advances  under the Revolving Loan shall be evidenced by the
     ------------
Master  Note,  in  substantially  the  form annexed hereto as Exhibit D, and the
                                                              ---------
balance due from time to time on the Master Note shall be conclusively evidenced by the Bank's records of disbursements and repayments, subject to Subsection 2.1(f).

(h)  Prepayment.  Eurodollar  Loans  may  be  prepaid  prior  to  the end of the
     ----------
applicable Eurodollar Period upon three (3) Eurodollar Business Days advance written notice to the Bank, and upon payment of the sums described in Subsection 5.1(d) hereof. Prime Rate Loans may be prepaid at any time.

(i)  Letters  of Credit.  In lieu of the disbursement of Advances as provided in
     ------------------
Subsection 2.1(b), the Bank may, at its option and upon the Borrowers' completion and delivery of a written application therefor, issue Standby Letters of Credit, in form and substance satisfactory to the Bank (the "Letters of Credit"), under the Revolving Loan, which Letters of Credit shall not have terms of greater than two (2) years. The issuance of each Letter of Credit shall be subject to the Bank's terms and conditions for issuance; provided, however, that the maximum aggregate amount which may be payable under the terms of the Letters of Credit at any time then outstanding shall not exceed the maximum amount advanceable under the Revolving Loan reduced by the Advances then outstanding. In no event, however, may the maximum aggregate amount available to be drawn plus unreimbursed drawings under the terms of the Letters of Credit exceed the sum of $2,000,000. The Borrower agrees to pay to the Bank on each Letter of Credit an issuance fee equal to one half of one percent (1/2%) per annum on the date the Letter of Credit is issued and on each anniversary date thereof and to pay the Bank its standard fees for miscellaneous services relating to the issuance and maintenance of the Letters of Credit, as such fees are announced from time to time by the Bank. The term of any Letter of Credit shall have an expiration date which is not later than the Termination Date. The Borrower shall give the Bank at least five (5) Business Days' notice of its request to issue a Letter of Credit. Each such notice shall be irrevocable and confirmed immediately by delivery to the Bank of a request for a Letter of Credit on the Bank's customary form. Each payment by the Bank under a Letter of Credit, to the extent not reimbursed by the Borrower, in immediately available funds, on the same date as the Letter of Credit is drawn, shall, subject to the restrictions set forth herein, be converted to a Prime Rate Loan under the Revolving Loan.

(j)  Unused Line Fee. The Borrower shall pay to the Bank on December 1, March 1,
     ---------------
June 1, and September 1 of each year an unused line fee equal to one quarter of one percent (1/4 of 1%) per annum of the difference between (a) Five Million and 00/100 Dollars ($5,000,000) and (b) the average daily balance outstanding under the Revolving Loan, (including outstanding Letters of Credit) for the prior quarterly period.
                                    SECTION 3
                                    ---------
                             INCREMENTAL TERM LOANS
                             ----------------------

     3.1 Subject to the terms and conditions of this Agreement, and provided no event or condition constituting a Default or an Event of Default has occurred:

(a)  General  Terms.  The  Bank  agrees  to lend to the Borrower individual term
     --------------
loans in increments of $250,000.00 or more (collectively, the "Incremental Term Loans") up to the aggregate principal sum of $7,692,500, pursuant to the terms hereof. If the Borrower shall request Incremental Term Loans which, when added together with all other Incremental Term Loans, would result in the aggregate principal balance of all Incremental Term Loans exceeding $7,692,500, such requested Incremental Term Loans (collectively, the "Excess Incremental Term Loans") shall only be made by the Bank if the Bank, in its sole and absolute discretion, determines to honor such requests, and if the Bank so desires to honor such requests, upon the terms and conditions imposed by the Bank, and in no event shall the aggregate principal amount of all Incremental Term Loans exceed FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00). The Borrower's right to request the issuance of Incremental Term Loans from the Bank shall terminate on the Termination Date and the Bank shall have no obligation to make any Incremental Term Loans after such date.

(b)  Disbursements.  The  proceeds  of  the  Incremental  Term  Loans  shall  be
     -------------
delivered to the Borrower by credit to any general deposit account maintained by the Borrower with the Bank, or in such other manner as the Borrower may reasonably request. The Borrower shall give the Bank irrevocable telephonic notice (confirmed in writing) of each Incremental Term Loan or rate conversion not later than 11:00 a.m. local time at the office of the Bank first shown above (a) on the same Business Day as each proposed Incremental Term Loan or rate conversion to a Prime Rate Loan and (b) at least two (2) Eurodollar Business Days before each proposed Incremental Term Loan or rate conversion to a Eurodollar Loan. Each such notice (a "Notice of Borrowing/Conversion") shall specify (i) the date of such Incremental Term Loan or conversion date, which shall be a Business Day, in the case of a Prime Rate Loan, a Eurodollar Business Day in the case of a Eurodollar Loan and, in the case of a conversion from a Eurodollar Loan, the last day of a Eurodollar Period, (ii) the amount of each Incremental Term Loan or the amount to be converted, (iii) the Interest Rate selected by the Borrower, and (iv) the selected method of repayment of the Incremental Term Loan provided for in Subsection 3.1(d)(i) and (ii) hereof. Notices received after 11:00 am local time at the office of the Bank shall be deemed received on the next Business Day.

(c)  Interest  Rate.
     --------------
(i) At the election of the Borrower, the unpaid balance of each Incremental
Term Loan shall bear interest from the date said Incremental Term Loan is made (the "Incremental Term Loan Date") at the Eurodollar Rate plus the Applicable Margin or the Prime Rate minus the Applicable Margin as selected by the Borrower in accordance herewith (each, an "Interest Rate"). There shall be no more than ten (10) Eurodollar Loans outstanding with respect to all Incremental Term Loans at any one time and the minimum amount of any Eurodollar Loan shall be at least $250,000. There shall be no Incremental Term Loan bearing interest, in part, at the Eurodollar Rate plus the Applicable margin and, in part, at the Prime Rate minus the Applicable Margin.

(ii) When an Interest Rate based on the Prime Rate is selected for an Incremental Term Loan, it shall be adjusted daily as applicable to reflect the Bank's Prime Rate and the Prime Rate shall continue to apply until another Interest Rate option is selected pursuant to 3.1(b)hereof. When an Interest Rate based on a Eurodollar Rate is selected for an Incremental Term Loan, such Interest Rate shall be fixed for the Eurodollar Period and shall apply for that Incremental Term Loan for successive Eurodollar Periods at the then prevailing successive rate until the Prime Rate option is selected pursuant to Subsection 3.1(b) hereof. Until the Borrower selects an initial Interest Rate as provided herein, an Incremental Term Loan shall bear interest at the Prime Rate minus the Applicable Margin.

(iii) In connection with each Eurodollar Loan, the Eurodollar Period shall be a one month Eurodollar Period. No Eurodollar Period selection is required for a Prime Rate Loan.

(iv) Interest and fees, if any, shall be computed on the basis of the Actual/360 Computation.

(d)  Payments  of  Principal  and  Interest.
     --------------------------------------

(i) Each Incremental Term Loan, which is not an Excess Incremental Term Loan, shall, at the election of the Borrower (as provided in the Notice of Borrowing/Conversion) be repaid pursuant to one of the following options:

(A) The unpaid principal balance of such Incremental Term Loan shall be payable by the Borrower on a term basis over a period not exceeding seven (7) years from the Incremental Term Loan Date. Payment of principal on each such Incremental Term Loan shall occur in equal monthly installments, based upon a fifteen (15) year amortization, in immediately available funds, on the first Business Day of each month beginning on the first Business Day in the month next succeeding the Incremental Term Loan Date; or

(B) The unpaid principal balance of such Incremental Term Loan shall be payable by the Borrower on a full amortizing term basis over a period not exceeding ten
(10) years from the Incremental Term Loan Date. Payment of principal on each such Incremental Term Loan shall occur in equal monthly installments, in immediately available funds, on the first Business Day of each month beginning on the first Business Day in the month next succeeding the Incremental Term Loan Date.

(ii) The unpaid principal balance of each Excess Incremental Term Loan shall be payable by the Borrower on a full amortizing term basis over a period not exceeding seven (7) years from the Incremental Term Loan Date. Payment of principal on each such Excess Incremental Term Loan shall occur in equal monthly installments, in immediately available funds, on the first Business Day of each month beginning on the first Business Day in the month next succeeding the Incremental Term Loan Date.

(iii) All payments received during normal Banking hours after 2:00 p.m. local time at the office of the Bank first shown above shall be deemed received at the opening of the next Business Day. All payments of interest and principal, howsoever designated by the Borrower, shall be applied first on account of accrued interest and the remainder of such payments, if any, on account of the unpaid principal balance. However, and notwithstanding anything to the contrary contained herein, interest on Eurodollar Loans shall be payable on the last day of each Eurodollar Period.

(e)  Manner  of  Payment.  The  Borrower authorizes (but shall not require)
     -------------------
the Bank to debit any account maintained by the Borrower with the Bank, at any date on which a payment is due under any Incremental Term Loan, in an amount equal to any unpaid portion of such payment.

(f)  Statement  of Account.  At least once each month, the Bank shall render and
     ---------------------
send to the Borrower a statement of account showing amounts loaned, all other charges, expenses and items chargeable to the Borrower, payments made by the Borrower against the unpaid principal balance on the Incremental Term Loans, other appropriate debits and credits and the balance of the unpaid principal amount as of the date of such statement of account for Incremental Term Loans made. The statement of account shall be presumed to be correct in all respects, except for specific objections which the Borrower makes in writing within thirty (30) days from the date upon which the statement of account is sent. In the event that the Borrower makes an objection, such objection shall contain evidence of the alleged error, which evidence shall be reviewed by the Bank.

(g)  Incremental  Term Note.  The principal amount of each Incremental Term Loan
     ----------------------
shall be evidenced by an Incremental Term Note, substantially in the form of attached hereto as Exhibit E, and the balance due from time to time on the
                      ----------
Incremental Term Notes shall be conclusively evidenced by the Bank's records, disbursements and repayments, subject to Subsection 3.1(f) hereof.

(h)  Prepayment.  Eurodollar  Loans  may  be  prepaid  prior  to  the end of the
     ----------
applicable Eurodollar Period upon the giving of three (3) Eurodollar Business Days advance written notice to the Bank, and upon payment of the sums described in Subsection 5.1(d) hereof. Prime Rate Loans may be repaid at any time.

                                    SECTION 4
                                    ---------
                                 EQUIPMENT LOAN
                                 --------------
4.1 Subject to the terms and conditions of this Agreement, and provided no event or condition constituting a Default or an Event of Default has occurred:

(a)  General  Terms.  The  Bank  agrees  to  make  Advances (the "Equipment Loan
     --------------
Advances") to the Borrower from time to time until the Termination Date, amounts which shall not exceed in the aggregate, at any time outstanding, the sum of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) (the "Equipment Loan Advance Limit").

(b)  Disbursements.  The  proceeds  of  the  Equipment  Loan  Advances shall be
     -------------
delivered to the Borrower by credit to any general deposit account maintained by the Borrower with the Bank, or in such other manner as the Borrower may reasonably request. The Borrower shall give to the Bank irrevocable telephonic notice (confirmed in writing) of each proposed Equipment Loan Advance no later than 11:00 a.m. local time at the office of the Bank first shown above (a) on the same Business Day as each proposed Equipment Loan Advance or rate conversion to a Prime Rate Loan and (b) at least two (2) Eurodollar Business Days before each such proposed Equipment Loan Advance or rate conversion to a Eurodollar Loan. Each such notice (a "Notice of Borrowing/Conversion") shall specify and/or provide (i) the date of such Equipment Loan Advance or conversion, which shall be a Business Day, in the case of a Prime Rate Loan, a Eurodollar Business Day, in the case of a Eurodollar Loan and, in the case of a conversion from a Eurodollar Loan, the last day of the Eurodollar Period, (ii) the amount of each Equipment Loan Advance or the amount to be converted, (iii) the Interest Rate selected by the Borrower, and (iv) invoices for the equipment being purchased. Notices received after 11:00 am local time at the office of the Bank shall be deemed received on the next Business Day.

(c)  Interest  Rate.
     --------------
(i) At the election of the Borrower, the unpaid principal amount due under the Equipment Line of Credit Note, as well as the unpaid principal amount of the Equipment Term Notes, shall bear interest at the Eurodollar Rate plus the Applicable Margin or the Prime rate minus the

Applicable Margin selected by the Borrower in accordance herewith (each an "Interest Rate"). There shall be no more than one (1) Eurodollar Loan outstanding with respect to the Equipment Line of Credit Note and with respect to each Equipment Term Note at any one time and the minimum amount of any Eurodollar Loan shall be at least $250,000. There shall be no Equipment Term Note bearing interest, in part, at the Eurodollar Rate plus the Applicable Margin and, in part, at the Prime Rate minus the Applicable Margin.

(ii) When an Interest Rate based on the Prime Rate is selected for the Equipment Loan, it shall be adjusted daily as applicable to reflect the Bank's Prime Rate and the Prime Rate shall continue to apply until another Interest Rate option is selected pursuant to 4.1(b) hereof. When an Interest Rate based on a Eurodollar Rate is selected for the Equipment Loan, such Interest Rate shall be fixed for the Eurodollar Period and shall apply for that portion of the Equipment Loan for successive Eurodollar Periods at the then prevailing successive rate until the Prime Rate option is selected pursuant to Subsection 4.1(b) hereof. Until the Borrower selects an initial Interest Rate as provided herein, the Equipment Loan shall bear interest at the Prime Rate minus the Applicable Margin.

(iii) In connection with each Eurodollar Loan, the Eurodollar Period shall be a one month Eurodollar Period. No Eurodollar Period selection is required for a Prime Rate Loan.

(iv) Interest and fees, if any, shall be computed on the basis of the Actual/360 Computation.

(d)  Payments  of  Principal and Interest.  The unpaid principal balance of each
     ------------------------------------
Equipment Term Note shall be payable by the Borrower on a fully amortizing term basis over a period of five (5) years from the issuance of such Equipment Term Note. Principal payments on each Equipment Term Note shall be made in equal monthly installments, in immediately available funds, on the first Business Day of each month beginning on the first Business Day in the month next succeeding the date of the issuance of such Equipment Term Note.

All payments received during normal the banking hours after 2:00 p.m. local time at the office of the Bank first shown above shall be deemed received at the opening of the next Business Day. All payments of interest and principal, howsoever designated by the Borrower, shall be applied first on account of accrued interest and the remainder of such payments, if any, on account of the unpaid principal balance. However, and notwithstanding anything to the contrary contained herein, interest on Eurodollar Loans shall be payable on the last day of each Eurodollar Period.

(e)  Manner  of  Payment.  The  Borrower authorizes (but shall not require) the
     -------------------
Bank to debit any account maintained by the Borrower with the Bank, at any date on which a payment is due under the Equipment Line of Credit Note and/or the Equipment Term Notes in an amount equal to any unpaid portion of such payment.

(f)  Statement  of Account.  At least once each month, the Bank shall render and
     ---------------------
send to the Borrower a statement of account showing amounts loaned, all other charges, expenses and items chargeable to the Borrower, payments made by the Borrower against the unpaid principal balance on the Equipment Loan, other appropriate debits and credits and the balance of the unpaid principal amount as of the date of such statement of account for Equipment Loan made. The statement of account shall be presumed to be correct in all respects, except for specific objections which the Borrower makes in writing within thirty (30) days from the date upon which the statement of account is sent. In the event that the Borrower makes an objection, such objection shall contain evidence of the alleged error, which evidence shall be reviewed by the Bank.

(g)  Equipment  Line  of  Credit  Note.  Initially,  the principal amount of the
     ---------------------------------
Equipment Loan Advances to be made by the Bank shall all be evidenced by a single promissory note of the Borrower (the "Equipment Line of Credit Note"), substantially in the form of attached hereto as Exhibit F, in the principal face
                                                ---------
amount equal to the Equipment Loan Advance Limit. On March 1, 2000, March 1, 2001 and May 31, 2002 ("Conversion Dates"), the outstanding principal amount advanced by the Bank as Equipment Loan Advances since the Closing Date or the last Conversion Date, as the case may be, shall be converted to a term loan and evidenced by a separate promissory note of the Borrower (each such promissory note, as it may be amended, restated, substituted or extended, an "Equipment Term Note") in the principal face amount equal to such amount of said Equipment Loan Advances, substantially in the form attached hereto as Exhibit G. The
                                                                 ---------
Equipment  Term  Notes  shall  be  dated  the  date  of  said  Conversion  Date.

(h)  Prepayment.  Eurodollar  Loans  may  be  prepaid  prior  to the end of the
     ----------
applicable Eurodollar Period upon the giving of three (3) Eurodollar Business Days advance written notice to the Bank, and upon payment of the sums described in Subsection 5.1(d) hereof. Prime Rate Loans may be repaid at any time.

                                    SECTION 5
                                    ---------
                      PROVISIONS REGARDING EURODOLLAR LOANS
                      -------------------------------------

5.1 The following shall apply with respect to Eurodollar Loans provided for herein:

(a) If on or prior to the first day of any Eurodollar Period with respect to a Eurodollar Loan, deposits in dollars (in the applicable amounts) are not being offered to the Bank in the relevant market for such Eurodollar Period, or the rate being offered does not adequately reflect the cost of funds to the Bank, the Bank shall forthwith give notice thereof to the Borrower, whereupon until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Bank to make Eurodollar Loans shall be suspended. During any such suspension, unless the Borrower notifies the Bank at least two (2) Business Days before the date of any Eurodollar Loan for which a Notice of Borrowing/Conversion has previously been given that it elects not to borrow on such date, the Borrower shall instead borrow at the Prime Rate minus the Applicable Margin with respect to the Revolving Loan or if the Borrower has entered into a Swap Agreement with respect to the Loan in question the rate payable under the Swap Agreement.

(b) If, after the date of this Agreement, the adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central the Bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central the Bank or comparable agency shall make it unlawful or impossible for the Bank to make, maintain or fund its Eurodollar Loans, whereupon until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Bank to make Eurodollar Loans shall be suspended. If the Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Eurodollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Eurodollar Loan, together with accrued interest thereon and all other amounts to be paid thereon as if such prepayment were to be made pursuant to Subsection 5.1(d). During any such suspension, the Borrower shall instead borrow at the Prime Rate minus the Applicable Margin with respect to the Revolving Loan or if the Borrower has entered into a Swap Agreement with respect to the Loan in question at the rate payable under the Swap Agreement.

(c)  Increased  Cost  and  Reduced  Return.
(1) If after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central the Bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central the Bank or comparable agency: (A) shall subject the Bank to any tax, duty or other charge with respect to its Eurodollar Loans or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to the Bank of the principal of or interest on its Eurodollar Loans or any other amounts due under this Agreement in respect of its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income of the Bank imposed by the jurisdiction in which the Bank's principal executive office is located); or (B) shall impose, modify or deem applicable any reserve, special deposit, capital adequacy requirement or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding, with respect to any Eurodollar Loan, any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, the Bank; or (C) shall impose on the Bank or on the London interbank market any other condition affecting its Eurodollar Loans or its obligation to make Eurodollar Loans; and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining any Eurodollar Loan, or to reduce any amount received or receivable by the Bank under this Agreement by an amount deemed by the Bank to be material, then the Borrower shall pay to the Bank, with respect to any new Eurodollar Loans (whether in the form of a new borrowing, conversion or renewal), such additional amount or amounts as will compensate the Bank for such increased cost or reduction.

(2) The Bank will promptly notify the Borrowers of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to Subsection 5.1(d) and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of the Bank, be otherwise disadvantageous to the Bank. A certificate of the Bank claiming compensation under Subsection 5.1(d) and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. The Bank shall use its best efforts to provide to the Borrower with the calculation of the Bank's determination of the amount demanded. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

(d) The Borrower shall indemnify the Bank against the Bank's loss or expense in employing deposits as a consequence of (a) the Borrower's failure to make any payment when due on any Loan or part thereof bearing interest at a Eurodollar Rate, (b) any payment, prepayment or conversion of any Loan or part thereof on a date other than the last day of the Eurodollar Period ("Indemnified Loss or Expense"). The amount of such Indemnified Loss or Expense shall be determined by the Bank based upon the assumption that the Bank funded 100% of that portion of the Loan in the London interbank market.

                                    SECTION 6
                                    ---------
                                   COLLATERAL
                                   ----------

6.1 In consideration of the Bank's making the Loans to the Borrower in accordance with the terms and conditions of this Agreement, and to secure payment and performance of all of the Obligations of the Borrower to the Bank:

(a)  Grant  of  Security  Interest.  The  Borrower  hereby  grants to the Bank a
     -----------------------------
security interest in the Collateral, which security interest shall remain in full force and effect until all of the Obligations of the Borrower to the Bank are fully paid and satisfied. Notwithstanding anything contained herein to the contrary, although the Borrower is granting in favor of the Bank a security interest in all Collateral, no matter where it is located, the Borrower makes no representation with respect to the enforceability (including the purported grant of said security interest in the Collateral under the laws of jurisdictions outside the United States) or perfection of any such security interest in Collateral located outside the United States.

(b)  Collateral  in the Bank's Possession.  As further security for the full and
     ------------------------------------
prompt payment of the Obligations, the Borrower hereby grants to the Bank a Lien upon and security interest in and to all amounts that may be owed from time to time to the Borrower by the Bank in any capacity, including, but with-out limitation, any balance or share belonging to the Borrower of any deposit or other account with the Bank, which Lien and security interest shall be independent of any right of set off which the Bank may have. The Borrower also hereby grants the Bank a Lien upon and security interest in any securities, instruments or other property owned by the Borrower or in which the Borrower has an interest, which now or hereafter are in the possession or control of the Bank or in transit by mail or carrier to or from the Bank or in possession of any Person acting in the Bank's behalf, without regard to whether the Bank received the same in pledge, for safekeeping or otherwise.

(c)  Real  Estate.  As  further  security for the full and prompt payment of the
     ------------
Incremental Term Loans and the Equipment Loan, the Borrower shall grant to the Bank a first priority lien upon and security interest in and to the Premises, as well as in and to all fixtures and improvements thereon, pursuant to the terms of the Mortgage. The Borrower shall also execute the Assignment of Rents, which shall assign the Borrower's interest in and to all rents and leases in the Premises to the Bank as additional security.

                                     ------
                                    SECTION 7
                                    ---------
                              CONDITIONS PRECEDENT
                              --------------------

7.1     Conditions  Precedent  to  the Loans.  The duty of the Bank to make
        ------------------------------------
the Loans is conditioned upon prior delivery by the Borrower to the Bank of the following, each completed, executed, dated, and in form and substance satisfactory to the Bank:

(a)     Agreement.  This  Agreement,  properly  executed.
        ---------

(b)     Master  Note.  The  Master  Note,  properly  executed.
        ------------

(c)     Incremental  Term  Note.  Any  Incremental Term Note, properly executed.
        -----------------------

(d)     Equipment  Line  of  Credit  Note.  The  Equipment  Line of Credit Note,
        ---------------------------------
properly  executed,  and  dated  the  date  thereof.

(e)     Mortgage.  The  Mortgage,  properly  executed.
        --------

(f)     Assignment  of  Rents.  The  Assignment  of  Rents,  properly  executed.
        ---------------------

(g)     Power  of  Attorney.  The  Power  of  Attorney,  properly  executed.
        -------------------

(h)     Resolutions  of  the  Borrower.  A  copy,  certified by the Secretary or
        ------------------------------
Assistant Secretary of the Borrower, of a resolution of the Borrower, in form and substance satisfactory to the Bank, authorizing the execution, delivery and performance of the appropriate Loan Documents, authorizing the granting of the security interest in the Collateral and the Premises, and authorizing the transactions contemplated by all of the Loan Documents and all such other and further actions in connection with this Agreement and the other Loan Documents as designated officers of the Borrower may deem necessary and proper.

(i)     Certificate  of Incumbency.  A certificate by the Secretary or Assistant
        --------------------------
Secretary of the Borrower certifying the names and true signatures and incumbency of each of the duly elected officers signing the documents described in Subsection 7.1(h), together with a certificate by another officer of the Borrower certifying as to the name, true signature and incumbency of the Secretary or Assistant Secretary of the Borrower.

(j)     Certificate  of Incorporation of the Borrower.  A copy, certified by the
        ---------------------------------------------
Department of Treasury of the State of New Jersey, of the Certificate of Incorporation of the Borrower, along with any amendments thereto.

(k)     Good  Standing.  Certificate  of  the appropriate governmental office of
        --------------
each  state  where the Borrower is qualified to do business, dated within thirty
(30) days prior to the date of this Agreement, as to the good standing of the Borrower in such jurisdiction.

(l)     Bylaws.  A  copy,  certified  by  the  Corporate  Secretary or Assistant
        ------
Secretary  of  the  Borrower,  of  its  Bylaws.

(m)     Insurance.  An  endorsement  satisfactory  to  the  Bank  in  form  and
        ---------
substance, of a reputable insurance company, licensed to conduct business in the State of New Jersey, of appropriate insurance as required by Subsection 9.6.

(n)     UCC,  Federal Tax Lien, State Tax Lien, Judgment, and Franchise Tax Lien
        ------------------------------------------------------------------------
Searches.  UCC,  Federal  tax  lien,  state  tax  lien,  franchise  tax lien and
--------
judgment, searches against the Borrower conducted where the Borrower is located, incorporated, or maintains any of the Collateral, all said searches to be conducted against the corporate names and any other trade or alternative name of the Borrower.

(o)     Terminations  and  Discharges.  Proof,  satisfactory to the Bank in form
        -----------------------------
and substance, of the satisfaction, termination and discharge of any Liens other than Permitted Liens and the Liens created by this Agreement and the other Loan Documents.

(p)     Financing  Statements.  Proof,  in form satisfactory to the Bank, of the
        ---------------------
filing of UCC-1 financing statements covering the Collateral with the Department of Treasury of New Jersey, the Middlesex County Clerk and any other jurisdiction where the Borrower is located or the Collateral is located.

(q)     Opinion.  The  opinion of counsel to the Borrower, in form and substance
        -------
satisfactory  to  the  Bank's  counsel.

(r)     Landlord's/Warehouseman's  Agreement.  A  Landlord's/Warehouseman's
        ------------------------------------
Agreement, properly executed , for each location leased or warehoused by the Borrower in the United States, if any, provided that such Landlord's/Warehouseman's Agreement shall not be required for the Borrower's present Elmwood Park, New Jersey warehouse location so long as no more than $20,000 of Inventory is maintained there at any one time.

(s)     Leases  and  Warehouse  Agreements.  Copies  of all leases and warehouse
        ----------------------------------
agreements where the Borrower leases or warehouses the space in the United States, if any.

(t)     Closing  Fee.  Payment  of  the remaining portion of the $30,000 closing
        ------------
fee.

(u)     Pension  Plans.  Evidence  of  compliance  with ERISA of all pension and
        --------------
profit-sharing  plans.

(v)     A  Certificate  as  to  Location  of Execution.  A certificate as to the
        ----------------------------------------------
location of the execution of the Loan Documents, signed by the Borrower and the Bank, in form and substance satisfactory to the Bank.

(w)     Environmental  Affidavit  and  Environmental  Indemnification.  The
        -------------------------------------------------------------
Environmental Affidavit and Environmental Indemnification, in form and substance satisfactory to the Bank.

(x)     Letter  of  Non-Applicability.  A  Letter of Non-Applicability regarding
        -----------------------------
the Premises to the extent that the Borrower acquired the Premises after December 31, 1983.

(y)     Affidavit  of  Title.  An  Affidavit  of  Title  reflecting, among other
        --------------------
things, that there are no Liens upon the Premises which are senior to the Lien of the Mortgage.

(z)     Mortgage  Title  Insurance  Policies.  A Mortgage Title Insurance Policy
        ------------------------------------
("Title Policy") together with all such endorsements as the Bank may request, issued by a title company satisfactory to the Bank ("Title Company"), insuring that the Borrower owns the land and improvements constituting the Premises covered by the Mortgage in fee simple and that the Mortgage is a valid first lien on the Premises covered thereby and the Premises shall be clear of mechanics' Liens, municipal Liens except for the Lien of current real estate taxes not yet due and payable, and free and clear of all other Liens or objections except those permitted by the Bank.

(aa)     Survey.  Survey of the Property, which survey shall be certified to the
         ------
Bank and the Title Company and shall show the location of all improvements appurtenant thereto, utility facilities servicing same and any driveways, easements, fences and encroachments and all cross easements for utilities, parking, ingress and egress, including, but not limited to, all of the easements, rights of way, encroachments or other title exceptions raised on the title report, binder or commitment and remaining in the Title Policy as title exceptions approved by the Bank;

(bb)     Appraisal.  An  appraisal  of the Premises performed by the Bank at the
         ---------
Borrower's expense, which appraisal is satisfactory to the Bank, in its sole and absolute discretion, and the cost of which appraisal is paid by the Borrower.

(cc)     CPLP  Coverage.  The  Borrower  shall  obtain,  and  pay  all  fees and
         --------------
expenses with respect thereto, Lender Environmental Collateral Protection Liability Program (CPLP) Coverage with respect to the Premises, to be maintained for so long as any Obligations remain outstanding.

(dd)     Tax  Collector's  Letter.  Tax  collector's  letter  pertaining  to the
         ------------------------
Premises,  duly  executed  by  the  Bank  and  acknowledged  by  the  Borrower;

(ee)     Payment  of Title Policy.  Evidence of payment of premium for the Title
         ------------------------
Policy;

(ff)     Notification  Letter.  Letter  to  the  tax collector pertaining to the
         --------------------
Premises notifying the tax collector of Bank's Mortgage executed by the Borrower;

(gg)     Appraisal  Fee  and  Appraisal Review Fee.  Payment to the Bank for the
         -----------------------------------------
appraisal fee, in the amount of $2,800, and the appraisal review fee, in the amount of $500.

(hh)     Authorization  Change Form.  The Bank's Authorization Change Form, duly
         --------------------------
completed  and  executed  by  the  Borrower.

(ii)     Other  Conditions.  All  other  requirements  of  the  Bank in its sole
         -----------------
discretion.

7.2     Conditions  Precedent to All Advances and Loans.  The making by the Bank
        -----------------------------------------------
of any Advance , Loan, or the issuance of any Letter of Credit subsequent to the date of this Agreement is subject to the satisfaction of the following conditions precedent:

(a)  Compliance  with  this  Agreement  and  other Loan Documents.  The Borrower
     ------------------------------------------------------------
shall have complied and shall then be in compliance with the terms, covenants and conditions of this Agreement and the other Loan Documents.

(b)  No  Default  or Event of Default.  There shall exist no Default or Event of
     --------------------------------
Default.

(c)  Representations  and  Warranties.  The  representations  and  warranties
     --------------------------------
contained in Section 8 hereof shall be true and with the same effect as through such representations and warranties had been made at the time of the making of each Advance and/or Loan, and the issuance of each Letter of Credit.

(d)  Approvals  or Documents.  The Bank shall have received such other approvals
     -----------------------
or  documents  as  the  Bank  may  reasonably  require  or  request.

(e)  No Material Adverse Change.  The Chief Executive Officer or Chief Financial
     --------------------------
Officer of the Borrower shall have executed a certificate representing that, as of the date of such Advance, Loan, or issuance of a Letter of Credit, there has been no material adverse change in the financial condition, assets, nature of the assets, operations, or prospects of the Borrower.

7.3     Reaffirmation  of  Representations, Warranties and Other Conditions. Any
        -------------------------------------------------------------------
request for an Advance, Incremental Term Loan, Equipment Loan Advance, or a Letter of Credit subsequent to the date of this Agreement shall constitute a reaffirmation by the Borrower of the items set forth above under Subsections 7.2(a), (b), (c) and (d).

7.4     Conditions  Precedent  to  Excess Incremental Term Loans.  The Bank need
        --------------------------------------------------------
not consider the making of any Excess Incremental Term Loan unless the Borrower has satisfied the following conditions precedent, among other requirements imposed by the Bank:

(a) Receipt by the Bank of all documentation regarding the acquisition of the stock and/or assets of the company being acquired or regarding the assets of any division of a company being acquired, as the case may be;

(b) Receipt by the Bank of fiscal year end financial statements for the three prior fiscal years of the company or division thereof, as the case may be, which is the subject of the acquisition or which assets are the subject of the acquisition, and/or other financial information of such entity as the Bank may request, all in form and substance satisfactory to the Bank;

(c) Receipt by the Bank of one (1) year cash flow projections for the company or division thereof, as the case may be, which is the subject of the acquisition or which assets are the subject of the acquisition;

(d) Evidence that the assets of the company or division thereof, as the case may be, which is the subject of the acquisition or which assets are the subject of the acquisition, are free and clear of all liens and encumbrances except those in favor of the Bank and Permitted Liens;

(e) The Bank's determination, in its sole and absolute discretion, that the projected cash flow for the company or division thereof, as the case may be, which is the subject of the acquisition or which assets are the subject of the acquisition, is sufficient to service the Excess Incremental Term Loan over the term of such Excess Incremental Term Loan; and

(f) Receipt by the Bank of such other information, documents, Loan Documents, collateral, guarantees, searches and/or certificates as the Bank may request.

                                    SECTION 8
                                    ---------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
     The  Borrower  represents  and  warrants  to  the  Bank  that:

8.1          Corporate  Existence.  The  Borrower  is  a  corporation  duly
             --------------------
organized, validly existing and in good standing under the laws of the State of New Jersey, and there are no other jurisdictions in which the character of the properties owned or the business transacted by the Borrower makes qualification as a foreign corporation necessary, where the failure to so qualify could have a material and adverse effect on the business, operations, property or affairs of the Borrower or impair the Borrower's ability to perform its obligations under this Agreement or the other Loan Documents.

8.2     Corporate  Power.  The Borrower has the corporate power to execute,
        ----------------
deliver and perform this Agreement and the other Loan Documents and to borrow hereunder and under the Notes, and has taken all necessary corporate action to authorize (i) the borrowing hereunder on the terms and conditions of this Agreement and the other Loan Documents and (ii) the execution, delivery and performance of this Agreement and other Loan Documents. The Borrower has the corporate power to own, pledge and operate its properties and to conduct its business.

8.3     Necessary  Franchises,  Patents, etc.  The Borrower possesses, either by
        -------------------------------------
direct ownership or as licensee, in full force and effect, all necessary franchises, patents, licenses, trademarks, trademark rights, trade names, trade name rights, fictitious name authorizations or certificates and copyrights to conduct its business as now conducted, without any conflict with the franchises, patents, licenses, trademarks, trademark rights, trade name, trade name rights, fictitious name authorizations or certificate and copyrights of others. The Borrower has never, and does not, transact any business utilizing any trade names, fictitious names, assumed names and/or alternate names.

8.4     Subsidiaries.  Except  as disclosed on Schedule 8.4, the Borrower has no
        ------------                           ------------
Subsidiaries.

8.5     Line  of  Business.  The  Borrower  is  currently engaged in the line of
        ------------------
business  described  on  Schedule  8.5  attached  hereto.
                         -------------

8.6     Financial  Condition.  The  Borrower  has  furnished to the Bank audited
        --------------------
financial statements of the Borrower, on a consolidated basis, opined on by KPMG Peat Marwick, LLP as of December 31, 1997 and management prepared financial statements of the Borrower, on a consolidating basis, as of September 30, 1998 (the "Financial Statements"). The Financial

Statements are complete and correct in all material respects, have been prepared in accordance with GAAP, and fairly present the condition and results of operations of the Borrower for the periods involved. Since the date of the Financial Statements, there has been no material and/or adverse change in the financial condition of the Borrower not reflected in the Financial Statements, and since such date neither the business of nor the financial condition of the Borrower have been materially and adversely affected by any occurrence, whether or not insured against.

8.7     Taxes.  All  tax  returns  of  the Borrower which are due have been duly
        -----
filed and are, to the best of its knowledge, correct and all taxes, assessments and other governmental charges upon the Borrower which are shown to be due and payable thereon have been paid. The Borrower does not know of any proposed tax deficiency, assessment, charge or levy against it, the payment of which is not adequately provided for on the books of the Borrower.

8.8     Judgments,  No  Material Litigation.  There are no outstanding judgments
        -----------------------------------
against the Borrower; nor are there any actions, proceedings, claims or investigations, pending or threatened, before any court or governmental body which, if adversely determined, may materially and adversely affect the business, operations, properties, or affairs of the Borrower or impair the Borrower's ability to perform its obligations under this Agreement and the other Loan Documents.

8.9     Title  to  Properties,  First  Priority Lien.  The Borrower has good and
        --------------------------------------------
marketable title in all of its properties and assets which it purports to own, free of all Liens except for those in favor of the Bank and Permitted Liens, and the Borrower has granted, subject to the provisions of Subsection 6.1 hereof, to the Bank a valid perfected first lien in the Collateral.

8.10     No  Consent or Approval.  No consent or approval of any Person, no
         -----------------------
waiver of any Lien or right of distraint or other similar right, and no consent, license, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority (other than the filing of financing statements in accordance with the Uniform Commercial
Code) is required in connection with the validity, enforceability, execution, delivery and performance of this Agreement or any of the other Loan Documents or the consummation of any other transactions contemplated hereby.

8.11     No  Burdensome  Restriction,  No  Violations.  There  is no term of any
         --------------------------------------------
contract, bond, note, indenture or other agreement or of any charter or other corporate restriction or of any judgment, decree, order, statute, rule or regulation which materially and adversely affects the Borrower's business, properties, assets, operations, affairs or condition (financial or otherwise) and the Borrower is not in violation of its certificate of incorporation or bylaws; nor is the Borrower in default under, or in violation of, any term of, any agreement, ordinance, resolution, decree, burden, note, indenture, order or judgment to which it is a party or by which its properties are bound, and the execution, delivery and performance of, and compliance with, this Agreement and the other Loan Documents will not (with or without the giving of notice or lapse of time, or both) result in any violation of, or be in conflict with, or constitute a default under, any such term or violate, where such violation shall have a material and adverse effect upon the Borrower, any provision of federal, state or local law, regulations or ordinances, or result in the creation of any Lien upon any of the assets of the Borrower, except for the Lien created by this

Agreement and the other Loan Documents. The Borrower is in compliance with all laws, statutes, rules, regulations, ordinances and the like, applicable to it where the failure to so comply could have a material and adverse effect on the business, operations, property or affairs of the Borrower or impair the Borrower's ability to perform its obligations under this Agreement or the other Loan Documents.

8.12     Changed  Name,  Merger,  Acquisition.  Except  as disclosed on Schedule
         ------------------------------------                           --------
8.12  attached  hereto,  the Borrower has not within six years (6) from the date
   -
hereof (i) changed its name or been known by any other name, (ii) been the surviving corporation of a merger or consolidation, (iii) acquired all or substantially all of the assets of any person or entity.

8.13     Place  of  Business.  The chief executive office and principal place of
         -------------------
business of the Borrower and all other places of business of the Borrower and locations where Collateral is stored or maintained is identified on Schedule
                                                                        --------

8.13  attached  hereto.
 -----

8.14     Location  of  Collateral  and  Records.  Other than (i) Collateral from
         --------------------------------------
time to time located at trade shows or loaned to customers of the Borrower, for a period of no longer than four (4) months or, if such trade shows or loans are for longer than four (4) months, the aggregate value of all said Collateral shall not any one time exceed $100,000, (ii) Collateral held by service personnel having an aggregate value not exceeding $450,000 at any one time,
(iii) Collateral held by sales persons having an aggregate value not exceeding $50,000 at any one time, (iv) Collateral held in China having an aggregate value not exceeding $15,000 at any one time and (iv) Inventory in transit to Account Debtors, all of the Collateral, and the Borrower's books, records, journals, orders, receipts and correspondence are located only at the Borrower's places of business set forth in Subsection 8.13, except as to certain records not relating to Collateral which are maintained at the offices of the Borrower's counsel.

8.15     No  Reportable Event.  No Reportable Event has occurred with respect to
         --------------------
any Plan maintained for employees of: (i) the Borrower; or (ii) any member of a Control Group of which the Borrower is a part.

8.16     No  Default.  No  event  or condition which constitutes a Default or an
         -----------
Event  of  Default  has  occurred.

8.17     Binding  Obligations.  This Agreement and the other Loan Documents have
         --------------------
been duly executed and delivered and constitute the valid and legally binding obligations of the Borrower, enforceable in accordance with their terms, except as may be limited by the Bankruptcy, insolvency or other similar laws affecting the enforcement of creditor's rights. Enforceability may also be subject to general principles of equity.

8.18     Accounts.  The  most  recent  list of Accounts delivered to the Bank is
         --------
true and complete, and contains an accurate aging thereof. None of such Accounts are subject to counterclaims, defenses, claims for adjustments or setoffs of any nature whatsoever, and require no further act by the Borrower to make such Accounts owing by the Account Debtors. None of the Accounts include any conditional sales, consignments or sales on any basis other than that of absolute sale in the ordinary and usual course of business. No agreement has been made under which any deductions or discounts may be claimed as to any such Account except regular discounts in the usual course of business.

8.19     Inventory.  Inventory  as  of  the  date  hereof consists of items of a
         ---------
quality and quantity usable and/or saleable in the ordinary course of the Borrower's business. The value of obsolete items, items below standard quality and items in the process of repair have been written down to realizable market value, or adequate reserves have been provided therefor, and the values carried on the balance sheet are set at the lower of cost to the Borrower or market value of the Inventory, in accordance with GAAP.

8.20     Compliance  with  Regulations and Laws.  The Borrower has duly complied
         --------------------------------------
with, and its facilities, business, assets, property, leaseholds and equipment are in compliance in all material respects with, the provisions of all regulations or law applicable to them including, without limitation, the Fair Labor Standards Act, the Federal Occupational, Safety and Health Act and the Environmental Protection Act, and all rules and regulations thereunder and all similar state and local laws, rules and regulations, the violation of which could materially and adversely affect the properties, business or financial condition of the Borrower, and there have been no outstanding citations, notices or orders of noncompliance issued to the Borrower or relating to its business, assets, property, leaseholds or equipment under any such laws, rules or regulations.

8.21     Licenses  and  Permits.  The  Borrower  has  been  issued  all required
         ----------------------
federal, state and local licenses, certificates or permits relating to, and the Borrower (except where the failure to obtain such license, permit or certificate could not have a material adverse effect on the properties, business or financial condition of the Borrower) and its facilities, business, assets, property, leaseholds and equipment are in compliance in all material respects with, all applicable federal, state and local laws, rules and regulations relating to, air emissions, water discharge, noise emissions, solid or liquid disposal, hazardous waste or materials, or other environmental health or safety matters.

8.22     Solvency of Borrower.  The Borrower is solvent on the date hereof.  For
         --------------------
the purpose of this Agreement, the term "solvent" shall mean: (a) the fair salable value of the Borrower's property is in excess of the total amount of its debts; (b) the Borrower is able to pay its debts as they mature; and (c) the Borrower has adequate capital to conduct its business in the ordinary course.

8.23     Labor  Matters.  Within  the last three (3) years, (i) the Borrower has
         --------------
not experienced any strike, labor dispute, slowdown or work stoppage due to labor disagreements and (ii) there is no such strike, dispute, slowdown or work
stop                                      threatened  against  the  Borrower.

8.24     Year  2000 Compatibility.  The Borrower shall take all action necessary
         ------------------------
to ensure that the Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of the Bank, the Borrower shall provide The Bank assurance acceptable to the Bank of the Borrower's Year 2000 compatibility.

8.25     Insurance.  All  insurance policies required hereunder are in place and
         ---------
are  in  full  force  and  effect.

                                    SECTION 9
                                    ---------
                              COVENANTS BY BORROWER
                              ---------------------

     The  Borrower  covenants  and  agrees  that:

9.1          Preservation  of  Corporate  Existence  and  Franchises.  The
             -------------------------------------------------------
Borrower shall preserve and keep in full force and effect its corporate existence and all franchises, rights and privileges necessary to the proper conduct of its business, including, without limitation, all necessary franchises, patents, licenses, trademarks, trademark rights, trade name rights, fictitious name authorizations or certificates and copyrights without any unlawful conflict with such franchises, patents, licenses, trademarks, trademark rights, fictitious name authorizations or certificates and copyrights of others.

9.2          Amendments.  The Borrower shall promptly deliver to the Bank copies
             ----------
of any amendments or modifications to its certificate of incorporation or bylaws, certified with respect to the certificate of incorporation by the Secretary of State of its state of incorporation, and, with respect to the bylaws, by the secretary of the Borrower.

9.3          Compliance  with  Laws.  The  Borrower  shall  comply  with  all
             ----------------------
applicable laws, ordinances, rules and regulations of any Federal, state or local government or any instrumentality or agency thereof now or hereafter in effect.

9.4          Taxes.  The  Borrower  shall pay and discharge, as they become due,
             -----
all taxes, assessments, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessments, claims and charges contested in good faith in appropriate proceedings and in respect of which the Borrower shall have set aside adequate reserves for the payment of such tax, assessment, claim or charge in conformity with GAAP. The Borrower shall provide to the Bank, upon the Bank's request, evidence of payment of such taxes, assessments, claims and charges satisfactory to the Bank.

9.5          Maintenance of Property.  The Borrower shall maintain, preserve and
             -----------------------
keep all its properties, equipment and assets in good repair, working order and condition, and make, or cause to be made, all necessary or appropriate repairs, renewals replacements, substitu-tions, additions, betterments and improvements thereto so that efficiency of all such properties and assets shall at all times be properly preserved and maintained.

9.6          Insurance.  The  Borrower  shall  maintain  such  insurance  on its
             ---------
business, properties and assets, including, without limitation, the Collateral and the Premises, with responsible insurance companies, against such casualties and liabilities and in such amounts as is from time to time reasonably required by the Bank, and as may be required by the other Loan Documents, including without limitation business interruption insurance and general liability insurance. The insurance policies shall name the Bank as additional insured, lender loss payee, and mortgagee, as applicable, and as its interest may appear, and the proceeds of any such insurance shall be payable to the Bank unless the Bank, in its sole discretion, directs otherwise. The insurance policies shall be on a full replacement cost basis of the value of the Collateral and the Premises. All such policies of insurance shall provide for at least thirty (30) days advance notice in writing to the Bank of any cancellation or modification thereof. If the Borrower fails to pay the premiums on any such insurance, the Bank shall have the right (but shall be under no duty) to pay such premiums for the Borrower's account. The Borrower shall repay to the Bank any sums which the Bank shall have so paid, together with interest thereon at the Default Rate. The Borrower shall (a) deliver to the Bank, upon the request of the Bank, a detailed list of insurance then in effect, stating
(i) the names of the insurance companies, (ii) the amounts and rates of the insurance, (iii) the dates of expiration thereof and the properties and risks covered thereby; (b) within fifteen (15) days after notice from the Bank, obtain such additional insurance as the Bank may reasonably request; (c) provide to the Bank copies of all insurance policies; and (d) assign to the Bank all rights to receive proceeds of all insurance. The Borrower hereby authorizes the Bank to endorse any draft for such proceeds and to use the proceeds thereof to reduce the Obligations. Notwithstanding the foregoing, the Borrower shall, subject to the terms, conditions and limitations of the Mortgage, have the right to utilize certain insurance proceeds to repair or replace damaged or destroyed improvements at the Premises.

9.7          No  Other  Liens.  The  Borrower  shall  not directly or indirectly
             ----------------
permit to exist any Lien on the Collateral except the Lien in favor of the Bank and Permitted Liens.

9.8          Litigation  Notice.  The Borrower shall promptly notify the Bank of
             ------------------
(i) any litigation, actions, proceedings, claims or investigations pending or threatened against any Obligor wherein the claimant seeks to recover in excess of $100,000 (or its equivalent in another currency or currencies) per claim or $200,000 in the aggregate and (ii) of the entry of any judgment against the Borrower or any Obligor or the entry of any Lien, other than the Lien in favor of the Bank or the Permitted Liens.

9.9          Location  of  Collateral  and  Records.  Except as disclosed in and
             --------------------------------------
permitted by Subsection 8.14 hereto, the Borrower shall keep the Collateral, its records relating to the Collateral, and its other books, records, journals, orders, receipts and correspondence at only those locations set forth in Subsection8.13, unless notice is given to the Bank at least thirty (30) days in advance of the removal of the Collateral, and the books, records, journals, orders, receipts and correspondence, to another location provided, however, that
                                                         --------  -------
no such removal may be effected before all filings required to be made to preserve the perfected first priority security interest of the Bank in the Collateral shall have been made and the Borrower shall deliver to the Bank a new Landlord's/Warehouseman's Agreement, in form and substance satisfactory to the Bank, with respect to the new location.

9.10     Conduct  of  Business.  Except  as  disclosed on Schedule 9.10 attached
         ---------------------                            -------------
hereto, the Borrower shall not engage in any business other than the business specified in Section 8.5 or any other business related thereto without the prior written permission of the Bank.

9.11     Change  of Location.  The Borrower shall not (i) change the location of
         -------------------
its chief executive office and principal place of business or (ii) create any new place(s) of business or (iii) eliminate any existing place of business, unless the Borrower notifies the Bank in writing thirty (30) days in advance thereof  and  further  provided  that no change in location or creation of a new
              -------  --------
location may be effected before all filings required to be made to preserve the first priority security interest of the Bank in the Collateral shall have been made and the Borrower shall deliver to the Bank a new Landlord's/Warehouseman's Agreement, in form and substance satisfactory to the Bank, with respect to the new location.

9.12     Financial  Statements.  The  Borrower  shall  deliver,  or  cause to be
         ---------------------
delivered, to the Bank in form and substance satisfactory to the Bank the following:

(a) Within forty-five (45) days after the close of each first, second and third fiscal quarter, a balance sheet of the Borrower as at the end of such fiscal quarterly period, and a statement of cash flows and a statement of income for such fiscal quarterly period, all for the period from the beginning of the current fiscal year to the end of such quarter, all prepared in accordance with GAAP, on a consolidated and consolidating basis (that is, on a consolidating basis with respect to all domestic and foreign subsidiaries, but not with respect to the statement of cash flows), all in reasonable detail and prepared by the Chief Financial Officer of the Borrower, together with a certificate of the President or the Chief Financial Officer of the Borrower certifying that said financial statements accurately represent in all material respects the financial condition and results of operations of the Borrower, subject to year-end adjustments, and stating whether his or her examination has disclosed the existence of any condition or event which constitutes (or would, after notice or lapse of time, or both, constitute) an Event of Default or Default and, if so, specifying the nature and period of existence thereof and setting forth any actions which the Borrower is taking or has taken in respect of such condition or event, and further certifying that such financial statements constitute a fair presentation of the Borrower and its financial condition and results of operations;

(b) Within ninety (90) days after the end of each fiscal year of the Borrower, a balance sheet of the Borrower as at the end of such year and a statement of income for such year and a statement of cash flows for such year, all in reasonable detail and audited by independent certified public accountants acceptable to the Bank, and all on a consolidated basis, accompanied by an unqualified opinion, and which audit shall be performed in accordance with standards established by the American Institute of Certified Public Accountants, together with a balance sheet and a statement of income, on a consolidating basis with respect to all domestic and foreign subsidiaries, all in reasonable detail and prepared by the Chief Financial Officer of the Borrower and together with a certificate of the chief financial officer of the Borrower calculating all financial covenants hereunder and stating whether his examination has disclosed the existence of any condition or event which constitutes (or would, after notice or lapse of time, or both, constitute) an Event of Default or a Default and, if so, specifying the nature and period of existence thereof and setting forth any actions which the Borrower is taking or has taken in respect of such condition or event, and further certifying that the financial statements constitute a fair presentation of the Borrower and its financial condition and results of operations;

(c) When available any management letter prepared by the accountants referenced in Subsection 9.12(b) above;

(d) By January 31st of each year, annual financial statement projections for the Borrower and its subsidiaries (on a consolidated and consolidating basis), in form and substance satisfactory to the Bank.

(e) Such additional financial information of the Borrower as the Bank shall reasonably require.

9.13     Costs,  Expenses  and  Attorneys  Fees.
         --------------------------------------
(a) The Borrower shall pay on demand all reasonable and necessary expenses and expenditures of the Bank, including, without limitation, reasonable attorneys' fees and expenses, incurred or paid by the Bank in protecting, enforcing or exercising its interest, rights or remedies created by, connected with or provided in this Agreement and the other Loan Documents or in enforcing performance in accordance herewith and therewith including, but not limited to, any costs or expenses incurred by the Bank in protecting the Collateral. The
Bank may, at its discretion and at any time when due, after notifying the Borrower, charge any account maintained by the Borrower with the Bank, in an amount equal to the sums due hereunder, and all such sums to the extent not paid shall be added to the outstanding Obligations of the Borrower to the Bank;

(b) The Borrower shall pay on demand all reasonable legal fees (up to $10,000), recording expenses and other reasonable and necessary disbursements of the Bank incident to the preparation, execution and delivery of this Agreement and the other Loan Documents, or any amendment or modification thereto. The Bank may, at its discretion and at any time when due, after notifying the Borrower, charge any account maintained by the Borrower with the Bank, in an amount equal to the sums due hereunder, and all such sums shall be added to the outstanding Obligations of the Borrower to the Bank; and

(c) In the event a Default or an Event of Default has occurred, the Borrower shall pay on demand all reasonable fees and costs for each day the Bank conducts a field exam of the Borrower's activities as compensation for the Bank's expenses incurred with respect to said field exam regardless of whether the exam is performed in the field or at a location of the Bank.

9.14     Book  and  Records.  The  Borrower  shall,  at  all  times  and in
         ------------------
accordance with GAAP, keep complete and accurate books and records concerning its business, affairs and operations and concerning its properties and assets, including without limitation, the Collateral.

9.15     Instrument  and Documents.  Upon the Bank's request, the Borrower shall
         -------------------------
deliver to the Bank (i) all instruments and chattel paper (including all executed copies thereof, except such executed copies retained by the obligors thereunder) representing proceeds of the Collateral duly endorsed and accompanied by duly executed instruments of assignment in form and substance satisfactory to the Bank, and (ii) promptly at the Bank's request, all invoices, original bills of lading, documents of title, original contracts, chattel paper, instruments and any other writings relating thereto, and other writings or evidence of performance of contracts or evidence of shipment or delivery of the merchandise sold or services rendered in connection therewith. The Borrower shall deliver to the Bank, promptly at the Bank's request, from time to time, additional copies of any or all of such papers or writings, and such other information with respect to any of the Collateral including such schedules of accounts receivables and other writings as the Bank may, in its sole discretion, deem to be necessary or effectual to evidence any Advance made pursuant to this Agreement or to evidence, enforce or perfect the Bank's security interest in the Collateral, to facilitate collection of the Collateral, or to carry into effect the provisions and intent of this Agreement, all at the sole expense of the Borrower.

9.16     Field  Exam/Inspection.  The Borrower shall from time to time, without
          ----------------------
hindrance or delay, and during normal business hours, permit the Bank, its representatives, agents and/or designees, upon prior notice to the Borrower, to inspect or examine the properties and assets of the Borrower, including, without limitation, the Collateral, and to examine, check, conduct a field examination, and make copies of or abstracts from any of the Borrower's books, records, journals, receipts, orders, correspondence or other data, and to verify independently the orders of the Borrower and Accounts.

9.17     ERISA,  SEC  Filings.  The  Borrower shall furnish to the Bank:  (i) as
         --------------------
soon as possible and in any event within thirty (30) days after the Borrower or a duly appointed administrator of a Plan knows or has reason to know that any Reportable Event has occurred with respect to any Plan, a statement of the Borrower setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC or a statement that the notice will be filed with the annual report to the United States Department of Labor with respect to the Plan if required under applicable regulations; (ii) if requested by the Bank, copies of each annual and other report with respect to each Plan filed with the United States Department of Labor, the Internal Revenue Service or the PBGC; (iii) promptly after receipt thereof, a copy of any notice of penalties if in excess of $25,000, IRS determination letter, notice of determination of termination and assumption of trusteeship by PBGC, closing agreements, notice of compliance or noncompliance from the IRS or audit notice, and if requested by the Bank, a copy of any other notice the Borrower or any other member of a Controlled Group may receive from the United States Department of Labor, the Internal Revenue Service or the PBGC, all with respect to any Plan; and (iv) promptly after the sending of, making available or filing of the same, copies of any proxy statements and financial statements which the Borrower, if any, shall send or make available to all of its stockholders, and any registration statements and any reports which the Borrower shall file with the Securities and Exchange Commission; and (v) promptly after receipt thereof, a copy of any notice the Borrower may receive indicating an actual or potential violation of any material law or regulation.

9.18     Use of Proceeds.  The Borrower shall use the proceeds of the Loans
         ---------------
as  follows:

(a) The Revolving Loan shall be used solely to finance short term working capital requirements and for the issuance of Letters of Credit;

(b) The Incremental Term Loans shall be used solely to finance acquisitions of other companies (including divisions thereof), or their assets, and for funding research and development expenses for DGI. Excess Incremental Term Loans shall only be used to finance acquisitions of other companies (including divisions thereof), or their assets; and

(c) The Equipment Loan Advances shall be used solely to finance 100% of the cost (excluding soft costs, including, but not limited to, taxes) of new Equipment to be purchased by the Borrower.

9.19     Loss  or  Damage  to  Collateral.  The  Borrower shall immediately
         --------------------------------
notify the Bank of any material loss or damage to, or material diminution in, or any occurrence which would materially adversely affect, the value of any of the Collateral. In the event that there has been any such loss, damage or material diminution in value, the Borrower shall whenever the Bank so requests, pay to the Bank, such amount representing such loss, damage, or material diminution in value, unless such loss, damage or diminution is fully covered by insurance, which proceeds shall be paid to the Bank.

9.20     Default  Notice.  The Borrower shall immediately notify the Bank of the
         ---------------
occurrence of any Default or Event of Default accompanied by a certificate of the Borrower specifying the nature and period of existence thereof and stating what action the Borrower is taking in respect of such Default or Event of Default. If the Borrower receives a notice of a default from any creditor other than the Bank, the Borrower shall deliver to the Bank a copy of such notice of default immediately upon receipt thereof.

9.21     Compliance  with  Agreement.  The  Borrower  shall observe, perform and
         ---------------------------
comply with, and shall continue, until all Obligations of the Borrower to the Bank under this Agreement and the other Loan Documents, are fully paid and satisfied, to observe, perform and comply with, all of the terms, agreements, and covenants contained in this Agreement and the other Loan Documents.

9.22     Government  Accounts.  If  40%  or more of all the Borrower's Accounts,
         --------------------
contract rights, chattel paper, general intangibles or instruments arise out of contracts with the United States or any of its departments, agencies or instrumentalities, or if an Event of Default has occurred and is continuing and any of the foregoing accounts, contract rights, chattel paper, general intangibles or instruments exist, the Borrower shall notify the Bank thereof and execute any necessary writings in order that all money due or to become due under such contracts shall be assigned to the Bank and proper notice of the assignment given under the Federal Assignment of Claims Act.

9.23     Negative  Covenants.  The  Borrower  shall not without the Bank's prior
         -------------------
written  consent:

(a)  Borrowings.  Create, incur or assume any liability for borrowed money,
     ----------
capital leases, purchase money financing, long-term leases, sale lease backs or any other indebtedness, except (i) for liabilities heretofore or hereinafter incurred by the Borrower to the Bank (including any Swap Agreements), (ii) capital leases and purchase money financing with respect to equipment used in the Borrower's business provided the aggregate amount outstanding at any one time shall not exceed $1,000,000 and (iii) any promissory note payable to the seller of a company (including a division thereof) or the assets of said company (or division), delivered in connection with an acquisition permitted by the terms hereof and either (1) financed entirely by the seller accepting the Borrower's promissory note or (2) financed, in part, with the Borrower's own funds (which have not been borrowed) or with funds from an Incremental Term Loan (which is not an Excess Incremental Term Loan), which promissory note and all other obligations to said seller shall be the subject of a subordination agreement of payment in favor of the Bank, in form and substance satisfactory to the Bank (the exception contained in Section 9.23(a)(iii) does not apply to an acquisition financed, in part, by an Excess Incremental Term Loan, and, in the event the Bank permits any such indebtedness in connection with an Excess Incremental Term Loan, a subordination agreement of payment and lien, in form and substance satisfactory to the Bank, may be required as a condition to the extension of such Excess Incremental Term Loan).

(b)  Contingent  Liabilities.  Assume,  guarantee,  endorse  or otherwise become
     -----------------------
liable,  in  connection  with  the  obligations  of  any  other  Person  except:
(i) Contingent Liabilities of the Borrower aggregating no more than $7,000,000, consisting of guarantees of debts owed by the Borrower's subsidiaries, with no more than $500,000 guaranteed in connection with a mortgage loan from Amro Bank to NBS Benelux B.V., and no more than $1,000,000 guaranteed in connection with future leases (whether capital or true leases) to DGI; and

(ii) Liabilities of the Borrower resulting from its endorsement of items or instruments for deposit or collection in the ordinary course of its business.

(c)  Sale  or  Other  Disposition  of  Assets.  Sell,  lease,  abandon,  or
          ----------------------------------------
otherwise transfer or dispose of its properties or assets, except in the ordinary course of its business, and except for (i) the sale of the Borrower's minority interest in Organica, Inc., so long as all proceeds of such sale are retained by the Borrower and (ii) sale of or dilution of the Borrower's interest in DGI (including, the issuance of DGI warrants), so long as any proceeds received by the Borrower as a result thereof are retained by the Borrower.

(d)  Acquisition  of  Assets.  Purchase,  lease,  or  otherwise  acquire,  the
     -----------------------
properties, assets or real estate, or any interest therein, of any Person except
(i) the purchasing, leasing or otherwise acquiring of assets by the Borrower in the ordinary course of its business in bona fide arm's length transactions and
(ii) acquiring an interest in or the assets of a Person, so long as the Borrower shall remain in compliance with all other terms hereof and the Borrower and its subsidiaries on a consolidated basis, shall have maintained a Debt Service Coverage of not less than 1.50 to 1.00 and a ratio of Total Liabilities divided by Tangible Net Worth of not more than 1.00 to 1.00 for at least the last previous four consecutive quarters. For the purposes of this Subsection 9.23(d) hereof, "Debt Service Coverage Ratio" shall be computed on a rolling four quarter basis and shall mean the sum of net income (adjusted for any noncash losses, to the extent of the Borrower's investment in DGI, resulting from equity offerings of the Borrower's ownership interest in DGI, whereby said interest is reduced from 80% to between 50% and 20%, plus interest expense plus income tax expense plus depreciation and amortization plus rental or lease (capital and operating) payments payable or guaranteed by the Borrower, minus dividends paid for the previous four consecutive quarters divided by interest expense for the previous four consecutive quarters plus the current maturities of long term debt plus the current maturities of capital leases plus rental or lease (capital or operating) payments payable or guaranteed by the Borrower, as reflected on the Borrower's current financial statements, "Total Liabilities" shall mean all liabilities of the Borrower, excluding Subordinated Debt but including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of the balance sheet, in accordance with GAAP, and "Tangible Net Worth" shall mean total assets, minus "accumulated other comprehensive loss" as reflected on the Borrower's balance sheet as of the fiscal quarter end being tested minus Total Liabilities. For the purposes of this calculation, the aggregate amount of any intangible assets of the Borrower, including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names, loans and advances, investments (excluding marketable securities) and contributions to persons other than the Borrower, shall be subtracted from total assets.

(e)  Mergers,  Joint  Ventures.  Consolidate with, merge into, or participate in
     -------------------------
any joint venture with any Person or permit any Person to consolidate with, merge into or participate in any joint venture with the Borrower.

(f)  Subsidiaries  or  Person.  Create  or  acquire,  or  permit the creation or
     ------------------------
acquisition of, any Subsidiary except to the extent permitted by the terms of Subsection 9.23(d) hereof.

(g)  Investments.  Purchase  or acquire the obligations, securities or stock of,
     -----------
or  make  capital  contributions  to,  any  Person,  except:

(i)  Marketable  direct  obligations  of  the  United  States  of  America;

(ii) Bonds, bills or notes of any state, county, or municipality of the United States of America, which are not in default as to principal or interest, and which are rated AA, or better, by Moody's Investors Service;

(iii) Customer's notes, chattel paper, or the like received as non-cash proceeds of the sale of the Inventory of the Borrower in the ordinary course of its business; and

(iv)  Any  Swap  Agreements;  and

(iv)   To  the  extent  permitted  by  the  terms  of Subsection 9.23(d) hereof.

(h)  Loans  to  Other  Persons.  Make  loans  or  advances  to  any  of its
     -------------------------
officers, directors or shareholders, or to any other Person to the extent that the aggregate amount of all said loans and advances outstanding at anytime exceeds $50,000, except (i) loans to employees the proceeds of which shall be used by said employees to purchase from the Borrower stock issued by the Borrower pursuant to existing employee stock option plans and (ii) for loans or advances to Persons in which the Borrower has an interest in, so long as the Borrower is in compliance with all other terms hereof and the Borrower satisfies the financial tests provided for in Subsection 9.23(d) hereof.

(i)  Liens.  Create,  assume  or  suffer  to exist any Lien on any of its or its
     -----
Subsidiaries' properties or assets whether now owned or hereafter acquired, except for Liens in favor of the Bank, the Permitted Liens, and Liens created by capital leases and purchase money security interests.

(j)  Assignment  of  Accounts.  Create, assume or suffer to exist any assignment
     ------------------------
of  Accounts.

(k)  Capital  Expenditures.  Enter into any agreements to purchase or pay for or
     ---------------------
become obligated to pay for capital expenditures during any fiscal year in an amount aggregating in excess of $2,000,000.

(l)  Debt Service Coverage Ratio of Borrower and Subsidiaries.  Borrower and its
     --------------------------------------------------------
Subsidiaries, on a consolidated basis, shall, at all times, maintain a Debt Service Coverage Ratio of not less than 1.30 to 1.00. For the purposes of this Subsection 9.23(l), "Debt Service Coverage Ratio" shall be computed on a rolling four quarter basis (excluding, however, the losses for DGI for the fiscal year ending 1998) and shall mean the sum of net income (adjusted for any noncash losses, to the extent of the Borrower's investment in DGI, resulting from equity offerings of the Borrower's ownership interest in DGI, whereby said interest is reduced from 80% to between 50% and 20%) plus interest expense plus income tax expense minus income tax benefit plus depreciation and amortization plus rental or lease (capital and operating) payments payable or guaranteed by the Borrower, minus dividends paid for the previous four consecutive quarters divided by interest expense for the previous four consecutive quarters plus the current maturities of long term debt plus current maturities of capital leases, plus rental or lease (capital or operating) payments payable or guaranteed by the Borrower for the previous four consecutive quarter, as reflected on the Borrower's current financial statements. This ratio shall be tested quarterly.

(m)  Net  Worth of Borrower and Subsidiaries.  Borrower and its Subsidiaries, on
     ---------------------------------------
a consolidated basis, shall at all times maintain a Net Worth of at least (i) $$28,500,000 for the period commencing on the date hereof and ending December 31, 1999 and (ii) for each fiscal year thereafter, the minimum Net Worth of the Borrower and its Subsidiaries, on a consolidated basis, shall increase by not less than 85% of net income for the immediately preceding fiscal year just ending (with no reduction for losses). For the purposes of this Subsection 9.23(m), "Net Worth" shall mean total assets, plus negative or minus positive "currency translation adjustment" as reflected on the Borrower's balance sheet as of the end of the fiscal quarter being tested minus Total Liabilities (as defined in Subsection 9.23(n) hereof). For the purposes of this calculation, loans (except as permitted by Subsection 9.23(h)(i) and advances, investments and contributions to persons other than the Borrower, shall be subtracted from total assets. This ratio shall be tested quarterly.

(n)  Total Liabilities to Tangible Net Worth Ratio of Borrower and Subsidiaries.
     --------------------------------------------------------------------------
Borrower and its Subsidiaries, on a consolidated basis, shall, at all times, maintain a ratio of Total Liabilities divided by Tangible Net Worth of not more than 1.15 to 1.00. For the purposes of this Subsection 9.23(n) hereof, "Total Liabilities" shall mean all liabilities of the Borrower, excluding Subordinated Debt but including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of the balance sheet, in accordance with GAAP, "Tangible Net Worth" shall mean total assets, plus negative or minus positive "currency translation adjustment" as reflected on the Borrower's balance sheet as of the end of the fiscal quarter being tested minus Total Liabilities. For the purposes of this calculation, the aggregate amount of any intangible assets of the Borrower, including, without limitation goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names, loans and advances, investments (excluding marketable securities) and contributions to persons other than the Borrower, shall be subtracted from total assets. This ratio shall be tested quarterly.

(o)  Total  Net  Assets  of  Borrower  to  Total Net Assets of Borrower and
     ----------------------------------------------------------------------
Subsidiaries.  Borrower  shall,  at  all  times,  maintain  a ratio of Total Net
-------
Assets of Borrower divided by Total Assets of Borrower and Subsidiaries of not less than .70 to 1.00. For the purposes of this Subsection 9.23(o), "Total Assets of Borrower" shall mean (i) total assets of the Borrower, which total assets shall be reduced by the amount of intercompany accounts due from Subsidiaries and/or Affiliates of or other related Persons to the Borrower, if included as an asset on the balance sheet, less (ii) investments in Subsidiaries of the Borrower and/or other third Persons. "Total Assets of Borrower and Subsidiaries" shall mean all assets of the Borrower and its Subsidiaries, on a consolidated basis, as reflected on the balance sheet of the Borrower. This ratio shall be tested quarterly.

9.24     The  Bank  Account.  The  Borrower  shall  maintain  its  primary
         ------------------
business operating accounts with the Bank until such time as all Obligations to the Bank are fully satisfied.

9.25     Margin Stock.  The Borrower does not own, or have any present intention
         ------------
of acquiring, any "Margin Stock" within the meaning of Regulation U (12 CFR Part
221) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of the Revolving Loan made hereunder shall be used, directly or indirectly, for the purposes of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred for the purposes of purchasing or carrying, any margin stock or for any other purpose which might cause the transactions contemplated hereby to be considered a "purpose credit" with the meaning of said Regulation U, or which might cause this Agreement to violate Regulation U, Regulation T, Regulation X, or any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934, as amended. If requested by the Bank, the Borrower will promptly furnish the Bank with a statement or statements in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U.

9.26     Further Assurances, Warranty of Title.  The Borrower shall, procure and
         -------------------------------------
deliver to the Bank or execute and deliver any mortgage, security agreement, financing statement or amendments thereto, or other writing necessary to evidence, preserve, protect or enforce the Bank's rights and interests to or in the Collateral. The Borrower will defend the Collateral at its own expense from all claims and defenses of all other Persons.

                                   SECTION 10
                                   ----------
                                EVENTS OF DEFAULT
                                -----------------
     There shall be an Event of Default by the Borrower under this Agreement upon the occurrence of any one of the following:

10.1     Non-Payment.  The  Borrower's  failure  to  pay  when  due  or  at
         -----------
maturity (whether as stated or by acceleration), as the case may be, any payment of principal, interest or other charges due and owing to the Bank pursuant to any Obligations of the Borrower to the Bank, including, without limitation, those Obligations arising pursuant to this Agreement; or

10.2     Specific  Defaults.  A breach by the Borrower of any term, agreement or
         ------------------
covenant  contained  in  Subsections  9.1,  9.3, 9.4, 9.6, 9.7, 9.9, 9.10, 9.11,
9.12,  9.14,  9.15,  9.16,  9.18,  9.19,  9.23,  9.24,  9.25  and  9.26.
10.3     Other  Defaults.  A breach by the Borrower of any other term, agreement
         ---------------
or covenant contained in this Agreement, which breach remains uncured for a period of thirty (30) days from the earlier of (a) the date upon which notice thereof shall be given to the Borrower by the Bank or (b) the date upon which the Bank should have been notified pursuant to Subsection 9.20 hereof.

10.4     Warranties and Representations.  If any warranty or representation or
         ------------------------------
signatures contained in this Agreement or the other Loan Documents, including without limitation, the warranties and representations contained in
Section 8, shall be false or incorrect in any material respect when made or deemed reaffirmed, or if any financial statement given by or on behalf of any Obligor to the Bank shallbe false, incorrect, incomplete or misleading in any material respect; or

10.5     The  Bankruptcy  or  Insolvency.
         -------------------------------

(i) Any resolution shall be passed or any action shall be taken by any Obligor for the termination, winding up, liquidation or dissolution of any Obligor or its debts, or any Obligor shall make an assignment for the benefit of creditors, become insolvent or be unable to pay (or admit in writing its inability to pay) any of its debts as they mature, or any Obligor shall file a petition in voluntary liquidation or the Bankruptcy, or any Obligor shall file a petition or answer or consent seeking reorganization or the readjustment of any of its debt under applicable insolvency or the Bankruptcy laws now or hereafter existing, or any Obligor shall consent to the appointment of any receiver, administrator, liquidator, custodian or trustee of all or any part of its property or assets, or corporate action shall be taken by any Obligor for the purpose of effecting any of the foregoing; or

(ii) By order or decree of any court of competent jurisdiction, any Obligor shall be adjudicated a the Bankrupt or insolvent, or a petition for proceedings in the Bankruptcy or liquida-tion or for the reorganization or the readjustment of its debt under applicable the Bankruptcy or insolvency laws now or hereafter existing shall be filed against any Obligor, and any Obligor shall admit the material allegations thereof, or shall not cause such petition to be discharged within sixty (60) days, or any order (other than a final, non-appealable order for which there shall be no grace period), judgment or decree shall be made approving such petition and such order, judgment or decree shall not be vacated, set aside or stayed within sixty (60) days of their issuance or any receiver, administrator, liquidator or trustee shall be appointed for any Obligor or for all or any part of its property and such receiver, administrator, liquidator or trustee shall not be discharged or his jurisdiction shall not be relinquished, vacated or stayed, on appeal or otherwise, within sixty (60) days after his appointment; or

10.6     Cross-Default.  The  occurrence  of  any default by any Obligor in
         -------------
connection with (i) any loans, advances or other extensions of credit by the Bank to any Obligor, (ii) any debt or other obligation of any Obligor to any third party under any agreement or instrument relating to such debt or other obligation, if the effect of such default is to accelerate, or to permit the acceleration of, the maturity of such debt or obligations, or any such debt or obligations shall be declared to be due and payable or required to be prepaid other than by a regularly scheduled required payment, prior to its stated maturity thereof; or

10.7     Other Warranties or Representations.  If any warranty or representation
         -----------------------------------
whether past, contemporaneous or future made in writing by any Obligor or on behalf of any Obligor to the Bank, other than any warranty or representation set forth in this Agreement, shall prove to be false, incorrect, incomplete or misleading in any material respect, when made, or when deemed made; or

10.8     Other  Loan  Documents.  A  default  occurs under any of the other Loan
         ----------------------
Documents, and such default is not cured within the applicable grace period provided therein, if any; or

10.9     ERISA.  A  Reportable  Event shall have occurred which the Bank, in its
         -----
sole discretion, shall determine in good faith constitutes grounds for the termination by the PBGC of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if the Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from the Borrower's complete or partial withdrawal from such Plan; or

10.10     Execution;  Attachment.  Any  execution or attach-ment shall be levied
          ----------------------
against  the  Collateral  or  any  assets  of  the  Borrower;  or

10.11     Judgment.  The  entry  of  a  final judgment in excess of $100,000 (or
          --------
$200,000 in the aggregate) against any Obligor and the failure of any Obligor to discharge the same within thirty days (30) from the date of the order, decree or process under which or pursuant to which judgment was entered, or to secure a stay of execution pending appeal of such judgment unless such judgment is fully covered by insurance and the insurer has acknowledged liability or unless a bond for the full amount of said judgment is presented to the entity responsible for the enforcement of said judgment; or

10.12     Government  Investigations.  If  any threatened action is taken by any
          --------------------------
governmental authority for the seizure of Collateral or the assets of any Obligor; or

10.13     Swap  Agreements.  Any  default  by  the  Borrower  (or  any  of  its
          ----------------
Affiliates)  under  any  Swap  Agreement.

                                   SECTION 11
                                   ----------
                           BANK'S RIGHTS AND REMEDIES
                           --------------------------

11.1     Bank's  Rights  Exercisable  at  any  Time.  Exclusive  of  the
         ------------------------------------------
occurrence  of  an  Event  of  Default  or  Default,  the  Bank  may:

(a) Whenever the Bank determines in its reasonable discretion that some event, fact, circumstance or condition has occurred which could materially and adversely affect the business, operations, properties, and/or financial condition of the Borrower, the value of or condition of the Collateral, or the ability of the Borrower to perform its obligations hereunder or under any other Loan Document, terminate its making of any further Advances and issuing any Letters of Credit, declare all of the Obligations (exclusive of Obligations under Swap Agreements which shall be controlled by the Swap Agreements) to the Bank to be immediately due and payable, and demand payment of all of the Obligations (exclusive of Obligations under Swap Agreements which shall be controlled by the Swap Agreements); and

(b) Receive from all or any accountants and auditors employed by the Borrower (which accountants and auditors the Borrower hereby authorizes and directs to deliver to the Bank), at any time during the term of this Agreement, copies of any of the financial statements, trial balances or other accounting records of any sort of the Borrower which are in the possession of such accountants and auditors;

(c) Receive and have access to printouts and all other information respecting financial records of the Borrower maintained by external computer service companies (which the Borrower hereby authorizes and directs to deliver or give access to the Bank of the same);

(d) Sign financing statements in the name of the Borrower, or file financing statements without the Borrower's signature or file carbon, photographic or other reproductions of financing statements, where permitted by law, in any relevant state to perfect or maintain the Bank's security interest in any or all of the Collateral, and deliver, to the Borrower, within a reason-able period of time, copies of such financing statements; and

 (e) Take any and all action which in its reasonable discretion is necessary and proper to preserve its interest in the Collateral, including, without limitation, paying debts of the Borrower which might, in the Bank's sole discretion, impair the Collateral, or the Bank's security interest therein or Lien thereon, including without limitation, paying taxes or assessments imposed on the Collateral, and the sums so expended by the Bank shall be secured by the Collateral, shall be added to the amount of the Obligations and shall be payable on demand with interest at the Default Rate;

11.2       The  Bank's  Rights and Remedies Upon an Event of Default.  Upon
           ---------------------------------------------------------
the occurrence of an Event of Default the Bank shall have the following rights and remedies to be exercised within their discretion, without further demand, presentment, protest, advertisement, or notice of any kind, all of which are hereby expressly waived by the Borrower except as specified below:

(a) The Bank may exercise any and all of the rights and remedies provided in this Agreement, the other Loan Documents, the Uniform Commercial Code and other applicable law in force and effect in the State of New Jersey and in any other jurisdiction where the Borrower maintains property or assets;

(b) The Bank may elect (i) not to make any further Advances, Incremental Term Loans, Equipment Loan Advances or issue Letters of Credit under and pursuant to this Agreement or otherwise and all of the Obligations (exclusive of Obligations under Swap Agreements which shall be controlled by the Swap Agreements) of the Borrower to the Bank shall immediately become due and payable and (ii) to increase the rate of interest with respect to all Obligations to the Default Rate;

(c) The Bank may receive, open and dispose of mail addressed to the Borrower and notify the Post Office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank may designate;

(d) The Bank may require the Borrower (and the Borrower hereby agrees), at the Borrower's own expense, to assemble or to cause to be assembled the Collateral and make it available at places which the Bank may designate, whether at the Borrower's premises or elsewhere, and to allow the Banks to take possession or dispose of the Collateral;

(e) The Bank may forthwith collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or, forthwith, without advertisement, sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of, the Collateral (or contract to do so), or any part thereof or any interest which the Borrower may have therein, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Bank's offices or elsewhere at such prices as they may deem best in their discretion exercised in a commercially reasonable manner, for cash or on credit or for future delivery without assumption of any credit risk, and if notice of such sale or of other action by the Bank is required by applicable law, the Borrower agrees that five (5) days notice (which notification shall be deemed given when mailed, postage prepaid, addressed to the Borrower at its principal place of business set forth in Subsection 9.13) of the time and place of any public sale or of the time after which a private sale may take place shall be sufficient, which the Bank and the Borrower hereby agree to be commercially reasonable;

(f) The Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in which right or equity of redemption the Borrower hereby waives and releases;

(g) The Bank may enter upon any and all places of business of the Borrower, take possession and remove therefrom any and all of the Collateral and the Borrower's books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral, and/or without cost or expense to the Bank, make such use of any or all of the Borrower's places of business as may be reasonably necessary to administer, control and collect the Collateral, either personally or through any agent, or by means of a receiver appointed by a court of competent jurisdiction;

(h) The Bank may settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

(i) The Bank may subrogate to all of the Borrower's interests, rights and remedies in respect of the Collateral including the right to stop delivery, and to reclaim Inventory which any Account Debtor has returned, rejected, revoked acceptance of and/or failed to return, and which has been consigned or diverted, and to take possession of and sell or dispose of Inventory;

(j) The Bank may demand, sue for, collect or receive any money or property, at any time payable or receivable on account of or in exchange for, or make any compromises they deem desirable, including, without limitation, extending the time of payment, arranging for payment in installments, or otherwise modifying the terms or rights with respect to any of the Collateral, all of which may be without notice to or consent by any Obligor and without otherwise discharging or affecting the Obligations, the Collateral or the security interest therein or Lien thereon;

(k) The Bank may set off and apply to all or any part of the Obligations, all the Collateral described in Section 6, and the Bank shall be deemed to have exercised such right of set off and to have made a charge against any such Collateral immediately upon the occurrence of such Event of Default, even though the actual book entries may be made at some time subsequent thereto;

(l) The Bank may endorse the name of the Borrower upon any and all checks, drafts, money orders and other instruments for the payment of monies which are payable to the Borrower and constitute proceeds of the Collateral;

(m) Communicate with customers and Account Debtors to verify (including phone verifications) independently orders and Accounts (and the Borrower agrees to furnish all such assistance and information as the Bank may require in connection therewith);

(n) Place the Borrower on daily monitoring pursuant to which the Borrower shall, among other things, report daily sales, receipts, purchases, accounts payable and inventory to the Bank;

(o) To notify the customers and Account Debtors to make payment directly to the Bank or its designee;

(p) Institute and maintain foreclosure proceedings against the Collateral in accordance with the laws of the State of New Jersey, and any other jurisdiction where the Collateral is located; and

(q) The Bank may do such other and further acts and deeds in the name of the Borrower which the Bank may deem necessary or advisable to the extent necessary for the Bank to realize upon the Collateral.

                                   SECTION 12
                                   ----------
                         BORROWER'S RIGHTS AND REMEDIES
                         ------------------------------

12.1 The Borrower shall have all of the rights and remedies provided in this Agreement, the other Loan Documents and by the Uniform Commercial Code and other applicable law in force in New Jersey.

                                   SECTION 13
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

13.1     No  Liability;  Indemnification.
         -------------------------------
(a) The Bank shall not be deemed to have assumed any liability or responsibility to the Borrower or any Person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Bank (which shall automatically be deemed to be without recourse to the Bank in any event), or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and the Bank shall not be deemed to have assumed any obligation or liability to any supplier or Account Debtor or to any other Person. The Borrower hereby agrees to indemnify and defend the Bank and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Subsection 13.1.

(b) The Borrower hereby agrees to indemnify and to hold harmless the Bank and each of its respective officers, directors, agents, employees and counsel harmless from and against any and all claims, damages, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of counsel) in connection with or arising out of any investigation, litigation or proceeding, including without limitation, those related to violation(s) involving any environmental laws, which may be incurred by or asserted against the Bank or any such other indemnified Person arising by virtue of the Bank's relationship with the Obligors as anticipated by this Agreement or the other Loan Documents, whether or not the Bank is a party thereto.

(c) The Borrower agrees to indemnify and hold the Bank harmless from and against any taxes, liabilities, claims and damages, including attorneys' fees and disbursements and other expenses incurred or arising by reason of the taking or the failure to take action by the Bank in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Collateral as provided herein.

(d) The obligations of the Borrower under this Subsection 13.1 shall survive the termination of this Agreement.

13.2     Waivers.
         -------

(a) Notice of default and presentment, demand, protest and notice of protest and of dishonor as to any provision of this Agreement or any other Loan Document is hereby expressly waived by the Borrower, except as may be otherwise specifically provided in this Agreement or in the other Loan Documents.
(b) To the extent it may be lawful to do so, the Borrower for itself and for any Person who may claim through or under it hereby:

(1) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of, any appraisement, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction, which may delay, prevent or otherwise hinder (i) the performance or enforcement of, or foreclosure under, this Agreement or the other Loan Documents, (ii) the sale of any of the Collateral or (iii) the putting of the purchaser or purchasers thereof into possession of such property immediately after the sale thereof;

(2)  waives  all  benefit  or  advantage  of  any  such  laws;

(3) waives and releases all rights to have the Collateral marshaled upon any foreclosure, sale or other enforcement of this Agreement; and

(4) waives all claims, damages and demands against the Bank's repossession, retention or sale of the Collateral and all defenses, and rights of set off.

13.3     Successors  and  Assigns,  Assignments.  "The  Bank"  and  "the
         --------------------------------------
Borrower" as used in this Agreement shall include the successors, representatives and assigns of those parties, provided, however, that the Borrower shall not assign or delegate any of its rights, remedies, warranties, representations or covenants arising under this Agreement or any other Loan Document without the prior written consent of the Bank, and any purported assignment or delegation without such consent shall be void.

13.4     Applicable  Law.  This Agreement is to be executed and delivered within
         ---------------
the State of New Jersey, is to be principally performed within the State of New Jersey, and the Borrower and the Bank elect that the laws of New Jersey shall govern the construction of this Agreement and the other Loan Documents and the rights, remedies, warranties, representations, covenants, and provisions hereof and thereof.

13.5     Severability.  If  any of the provisions of this Agreement or any other
         ------------
Loan Document shall contravene or be held invalid under the laws of any jurisdiction, this Agreement or any other Loan Document shall be construed as if not containing such provisions and the rights, remedies, warranties, representations, covenants and provisions hereof shall be construed and enforced accordingly in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction, or any other provisions in this Agreement, or in any other Loan Documents, as the case may be, in any jurisdiction.

13.6     Remedies  Cumulative.  The  Defaults,  Events  of  Default,  rights,
         --------------------
remedies, covenants and provisions set forth in this Agreement and any other Loan Document or as may be provided by applicable law, shall be cumulative and not alternative or exclusive, and the Bank's Rights and Remedies may be exercised by the Bank at such time or times, in such order of preference, as the Bank in its sole discretion may determine.

13.7     Entire  Agreement,  Survival  of  Representations,  Warranties  and
         -------------------------------------------------------------------
Modifications.  This  Agreement  and  the other Loan Documents embody the entire
--------------
agreement and understanding between the Borrower and the Bank and supersedes all prior agreements and understandings relating to the subject matter hereof. All warranties, representations and covenants imposed or made herein, or on the other Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents. No delay or omission of the Bank in exercising or enforcing any of the Bank's Rights and Remedies hereunder shall constitute a waiver thereof; nor shall any single or partial exercise by the Bank of any right hereunder preclude any other or further exercise thereof or the exercise of any other right; and no waiver by the Bank of any Default or Event of Default should operate as a waiver of any other Default or Event of Default. No term or provision of this Agreement, or any other Loan Document shall be waived, altered or modified except with the prior written consent of the Bank, which consent makes explicit reference hereto or thereto. Except as provided in the preceding sentence, no other agreement or transac-tion, of whatsoever nature, entered into between the Bank and the Borrower at any time (whether before, during or after the effective date or terms of this Agreement), shall be construed in any particular as a waiver, modification or limitation of any of the Bank's Rights and Remedies under this Agreement, or the other Loan Documents nor shall anything in this Agreement, or in the other Loan Documents be construed as a waiver, modification or limitation of any of the Bank's Rights and Remedies, not only under the provisions of this Agreement or the other Loan Documents but also of any such other agreement or transaction.

13.8     Days.  Any  and  all  references to "days" in this Agreement shall mean
         ----
"calendar days" except as otherwise specifically provided in this Agreement and by law.

13.9     Notices.  All  notices,  requests  and  other  communications pursuant
         -------
to this Agreement shall be in writing, either by letter (delivered by hand or sent certified mail, return receipt requested), or by overnight courier service, or telegram addressed to the Bank at 1889 Route 27, Edison, New Jersey 08817,Attention: Joseph Lebel, Vice President, or to the Borrower at its principal place of business as described in Subsection8.13, or at such other address as either may give notice to the other as herein provided. Any notice, request or communication hereunder shall be deemed to have been given in the case of mailing, three (3) Business Days after being deposited in the mails, in the case of overnight delivery, the day following the date on which such notice was delivered to such overnight delivery service, or in the case of facsimile, when sent, or in the case of hand delivery, when delivered, addressed as aforesaid except where otherwise provided in this Agreement, provided, however, that notice of a change of address, as hereinabove provided, shall be deemed to have been given only when actually received by the party to which it is addressed.

13.10     Agreement  and  Other Loan Documents Complementary.  The provisions of
          --------------------------------------------------
this Agreement shall be in addition to those of any guaranty, security agreement, note or other evidence of liability held by the Bank, all of which shall be construed as complementary to each other. In the event of ambiguity or inconsistency between this Agreement, and any other Loan Document, then the terms of this Agreement will govern.

13.11     The  Bank's  Relationship.  The  Bank and the Borrower expressly agree
          -------------------------
that the relationship of the Bank to the Borrower is that of a lender only, the intent of this provision being to clarify and stipulate that the Bank is not a partner or a co-venturer of the Borrower and that the Bank's sole interest in the Collateral is for the purpose of security for repayment of the Obligations of the Borrower.

13.12     Power  of Attorney.  The Borrower hereby appoints any officer or agent
          ------------------
of the Bank as its true and lawful attorney-in-fact, with power to endorse the name of the Borrower upon any notes, checks, drafts, money orders, or other instruments or demands of payment of the Collateral that may come into possession of the Bank, to sign or endorse the name of the Borrower upon any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Account Debtors, assignments, verifications and notices in connection with Accounts, letters of credit or advices or confirmations thereof, any instruments or documents relating thereto or to the Borrower's rights therein; and sign and deliver, on behalf of the Borrower any and all notices direct to any issuer, advising the Bank or confirming the Bank, wherein such issuer or the Bank is informed of the Bank's security interest in, or the assignment of any letters of credit or advices or confirmations thereof; and, upon an Event of Default, to give written notice to such office and officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to the Borrower may be delivered directly to the Bank or a place where the Bank shall designate, granting unto the Borrower's said attorney full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as the Borrower might or could do, and hereby ratifying all that said attorney shall lawfully do or cause to be done by virtue hereof. Notwithstanding the terms of the Power of Attorney, the Power of Attorney shall not be utilized by the Bank unless an Event of Default has occurred and is continuing.

------
13.13     Section Headings.  Article and Section headings are for reference only
          ----------------
and shall not affect the interpretation or meaning of any provision of this Agreement.

13.14     CONSENT TO JURISDICTION.  THE BORROWER AND THE BANK EXPRESSLY AGREE TO
          -----------------------
THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW JERSEY IN CONNECTION WITH ANY MATTER ARISING HEREUNDER, INCLUDING THE COLLECTION AND ENFORCEMENT HEREOF.

13.15     No  Duty  to  Preserve  Collateral. The Bank shall be under no duty or
          ----------------------------------
obligation to: (i) preserve, protect or marshal any Collateral; (ii)preserve or protect the rights of any Person against any other Person claiming an interest in any Collateral; (iii) realize upon any Collateral in any particular order or manner or seek repayment of any Obligation from any particular source; or (iv) permit any substitution or exchange of all or any part of any Collateral or release any part of any Collateral from any Lien, even if that substitution or release would leave the Bank adequately secured.

13.16     Participation.  The  Bank  shall have the right to sell participations
          -------------
in the Advances, the Equipment Loan Advances, the Letters of Credit, the Revolving Loan, the Equipment Term Loans, the Incremental Term Loans and the Obligations. The Borrower shall provide all required assistance to the Bank in selling and closing any participation, including permitting any prospective participant to inspect any Obligor's books and records and the Collateral, provided, however, the Borrower shall only have to deal with the Bank or its
 --------   -------
successors or assigns, or their respective employees or agents, officers, and shall not, have to deal with any such participants except as agents of the Bank, its successors and assigns.

13.17     Arbitration, Exemplary Damages, Jury Trial Waiver.  (a) Upon demand of
          -------------------------------------------------
any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. (b) All arbitration hearings shall be conducted in the State of New Jersey. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less
          -------
than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein(c) Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary Bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. (d) The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in the Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.
(e) THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

     IN WITNESS WHEREOF, the parties on the date first above written have caused this Agreement to be properly executed.

ATTEST:                         NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.



_________________________________     BY:______________________________________
SAMUEL  EICHENBAUM,                ERZA  WEISMAN,  PRESIDENT
ASSISTANT  SECRETARY
[SEAL]



                              FIRST  UNION  NATIONAL  BANK



                              BY:____________________________________
                                    RICHARD  ANDERSON,  VICE  PRESIDENT

                    FIRST UNION NATIONAL BANK,

                             TO

                NEW BRUNSWICK SCIENTIFIC CO., INC.

                  21,000,000 Credit Facility



                  LOAN AND SECURITY AGREEMENT



                     April 1, 1999


                                      47


INDEX
------

SECTION 1
---------
    DEFINITIONS. . . . . . . . . . . . . .   1

SECTION 2
    REVOLVING LOAN . . . . . . . . . . . .   8

SECTION 3
    INCREMENTAL TERM LOANS . . . . . . . .  11

SECTION 4
    EQUIPMENT LOAN . . . . . . . . . . . .  14

SECTION 5
    PROVISIONS REGARDING EURODOLLAR LOANS.  16

SECTION 6
    COLLATERAL . . . . . . . . . . . . . .  18

SECTION 7
    CONDITIONS PRECEDENT . . . . . . . . .  19

SECTION 8
    REPRESENTATIONS AND WARRANTIES . . . .  23

SECTION 9
    COVENANTS BY BORROWER. . . . . . . . .  27

SECTION 10
    EVENTS OF DEFAULT. . . . . . . . . . .  36

SECTION 11
    BANK'S RIGHTS AND REMEDIES . . . . . .  38

SECTION 12
    BORROWER'S RIGHTS AND REMEDIES . . . .  41

SECTION 13
    MISCELLANEOUS PROVISIONS . . . . . . .  41